Exhibit 10.7

EXECUTION VERSION

WATER SALE AGREEMENT
BETWEEN WATER & SEWERAGE AUTHORITY TRINIDAD AND
TOBAGO
AND SEVEN SEAS WATER GROUP

This Agreement (hereinafter, this “Agreement”) is entered into this 7th day of May 2010 by and between Seven Seas Water (Trinidad) Unlimited, Seven Seas Water Corporation and its affiliates ~ members of the Seven Seas Water Group (hereinafter called the “Supplier”) headquartered at 14400 Carlson Circle, Tampa, Florida, USA, and WATER & SEWERAGE AUTHORITY (hereinafter called the “Client”), located at Farm Road, Valsayn, St. Joseph, Trinidad, WI.  Client and Supplier shall each hereinafter be referred to as a “Party” and collectively as the “Parties”.

WHEREAS, Client desires to obtain a supply of potable quality water to support the potable water production required by Client for the Point Fortin site (“POINT FORTIN Site”) on the Island of Trinidad as further identified in Exhibit A-2 attached hereto;

WHEREAS, Client, subject to the successful completion of all of its obligations set forth in Section 6 hereof and the satisfaction of the other conditions precedent set forth in this Agreement, has requested that Supplier provide potable quality water to the POINT FORTIN Site in an amount up to 20,833 Cubic Meters Per Day (“M3/D”) of water effective as at the completion of the installation and commissioning of Phase Two (as each such “Phase” is hereinafter described in Exhibit A-1) of the System (as hereinafter defined) at the POINT FORTIN Site;

WHEREAS, Supplier is willing and able to provide, own, install and operate one or more desalination plants to supply such needs;

NOW, THEREFORE, in consideration of the mutual promises set forth herein and the monies to be paid hereunder, the Parties agree as follows:

1.              SERVICES AND SYSTEMS; PREMISES:

1.1                               Supplier agrees to sell, and Client agrees to buy, Product Water (as hereinafter defined) produced by the reverse osmosis desalination system to be installed, owned and operated by Supplier at the POINT FORTIN Site as contemplated by this Agreement with a design capacity of 20,833 Cubic Meters of water per day at the POINT FORTIN Site (collectively, the “System”).  The descriptions of the System and its Phases are set forth in Exhibit A-l hereto.  The System shall include, without limitation, all containers, pipes, fixtures, improvements, feed water system, associated filters, pretreatment, post-treatment, injection pumps, feed water pumps, holding tanks, piping and controls, inventories and supplies of the desalination facility and related parts and components thereof installed by or on behalf of Supplier, including any future replacements, alterations, additions, expansions or modifications thereto.  The System shall be installed at the POINT FORTIN Site provided by WASA on the real property currently owned by the Petroleum Company of Trinidad & Tobago (“Petrotrin”) (together with any future owner of such real property, hereinafter called the “Owner”) located at and commonly known as POINT FORTIN (the “Property”) in the location shown on the site plan attached hereto as Exhibit A-2 (collectively the “Premises”).  The System shall not include and Client shall provide (if required), at Client’s sole cost and expense Product Water distribution systems in accordance with Section 6 below (including, without limitation, tie-in points within fifty feet of the System).  The System shall at all times be the property of Supplier as provided in Section 7 below.  “Product Water” means the

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

potable quality water produced by the System in accordance with the requirements set forth in Section 5.3 of this Agreement.

1.2                               Upon receipt of a written request from Supplier, Client shall provide Supplier with reasonable staging areas at the Property outside of the Premises within reasonable proximity to the Premises to facilitate the Site Civil Works (as hereinafter defined) and Site Intake/Outfall Repairs and Improvements (as hereinafter defined), storage, installation, construction, reconstruction, renovation, repair, storage, removal and/or relocation of the System from time to time.

1.3                               Upon receipt of a written request from Supplier, Client shall provide Supplier with a secure storage area at the Property on or outside of the Premises within reasonable proximity to the Premises to facilitate the secure storage of containerized water plants in anticipation of their arrival while the Site Civil Works and Site Intake/Outfall Repairs and Improvements are ongoing.

2.              TERM OF THE AGREEMENT:

2.1                               This Agreement shall commence upon the mutual execution and delivery of this Agreement by the Parties (the “Effective Date”) and shall continue for a period of thirty-six months following the Phase Two Start Date (as defined below) of the System at the POINT FORTIN Site (the “Expiration Date”), or until this Agreement is otherwise terminated as expressly authorized herein.  “Agreement Term” means the term of this Agreement from the Effective Date until the latest of the Expiration Date, the First Option Period Expiration Date (as defined below) or the Second Option Period Expiration Date (as defined below), or until this Agreement is otherwise terminated as expressly authorized herein.  “Start Date” means the date on which a specific Phase of the System (as described in Exhibit A-l) has been installed and rendered operational, which, except as otherwise provided in this Agreement, shall be according to the timeline estimates presented in Exhibit D subject to the successful completion by Client of all of its obligations under Section 6 hereof, the successful completion of the Site Civil Works and Site Intake/Outfall Repairs and Improvements based on the estimated schedule at Exhibit D, and the satisfaction of the other conditions precedent set forth in this Agreement.  “Phase Two Start Date” means the date on which the System has been completely installed and rendered operational.

2.2                               Up to six (6) months before the Expiration Date (the “Extension Date”), Client shall have the option to provide Supplier with written notice of its election to extend the Agreement Term beyond the Expiration Date (an “Option Extension Notice”) for a fixed period of an additional twelve (12) months (for a total period of forty-eight (48) months  from the Phase Two Start Date) or for a fixed period of an additional twenty-four (24) months (for a total period of sixty (60) months from the Phase Two Start Date).  For purposes of this Agreement, the “First Option Period” means the first twelve-month extension period following the Expiration Date and the “Second Option Period” means the second twelve month extension period following the Expiration Date.  If prior to the Extension Date Client provides an Option Extension Notice to Supplier for the First Option Period only, then Client shall also have the right at least six (6) months (the “Second Extension Date”) before the expiration of the First Option Period (the “First Option Period Expiration Date”) to provide Supplier with an Option Extension Notice of its election to extend the Agreement Term beyond the First Option Period Expiration Date for the Second Option Period.  In addition, at least six (6) months before the expiration of the Second Option Period (the “Second Option Period Expiration Date”).  Client shall have the option to provide Supplier with written notice of its

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

election to extend the Agreement Term beyond the Second Option Period Expiration Date for a mutually acceptable period on mutually acceptable terms and conditions.  The Parties agree to negotiate the period, terms and conditions of any further extension of this Agreement beyond the Second Option Period Expiration Date in good faith and upon mutually agreeable terms to be documented in an amendment to this Agreement (an “Extension Amendment”).  If Client fails to provide an Option Extension Notice to Supplier on or before the applicable Extension Date or the Parties are unable to negotiate and execute an Extension Amendment on or before the Second Option Period Expiration Date, the Agreement Term will expire effective as of the Expiration Date, the First Option Period Expiration Date or the Second Option Period Expiration Date, as the case may be.

2.3                               Notwithstanding anything contained in this Agreement, Supplier shall have a period of one hundred and twenty (120) days following the date the Agreement Term actually ends, to remove the System from the Property and Supplier shall have an easement to access the Property during such period as and whenever necessary to remove the System there from.  Upon the removal of the System, Supplier shall return the Premises to a clean and safe condition.

3.              MINIMUM PURCHASE AND DELIVERY COMMITMENTS:

3.1                               For the period beginning on the Phase One Start Date Client agrees to purchase from Supplier all of the water that the System can produce up to the maximum of the design capacity on an average monthly basis of *** (the System design capacity ***) of Product Water (the “Phase One Guaranteed Minimum Purchase.  For the period beginning on the Phase Two Start Date Client agrees to purchase from Supplier all of the water that the System can produce up to the maximum of the design capacity on an average *** amount of *** (the System design capacity of 20,833 Cubic Meters per day ***) of Product Water (the “Phase Two Guaranteed Minimum Purchase”).  The Phase One Guaranteed Minimum Purchase and the Phase Two Guaranteed Minimum Purchase are also referred to herein generally as the “Guaranteed Minimum Purchase”.  Client shall pay Supplier each calendar month, at the applicable Water Rate (as hereinafter defined) set forth in Section 4 of this Agreement, for the greater of (i) the relevant Guaranteed Minimum Purchase or (ii) the amount of Product Water actually supplied during such calendar month.  Within five (5) days after the end of each calendar month during the Agreement Term, the actual amount of Product Water supplied during such calendar month will be calculated and Client will be invoiced for the greater of (i) the relevant Guaranteed Minimum Purchase or (ii) the amount of Product Water actually supplied during such calendar month subject to the terms and conditions of Section 3.2.

3.2                               Subject to Section 5.2 hereof, Supplier agrees to be able to deliver to Client a minimum amount of Product Water equal to (i) the Phase One Guaranteed Minimum Purchase during Phase One, (ii) the Phase Two Guaranteed Minimum Purchase from the Phase Two Start Date until the Expiration Date, the First Option Period Expiration Date or the Second Option Period Expiration Date, as the case may be, averaged over each calendar month during the Agreement Term (the “Operations”).  If the System during any calendar month produces an amount of Product Water less than the Guaranteed Minimum Purchase for such month, Client’s payment obligations will be subject to adjustment pursuant to Section 4.2 hereof.  If the System during any consecutive three-month  period produces an amount of Product Water less than *** of the Guaranteed Minimum Purchase for such three-month period (and the cause of such shortfall is not attributable to Client or any other causes set forth in Section 5.2 hereof), Client may provide written notice of default to Supplier pursuant to Section 13 hereof.  If Client fails to purchase the relevant Guaranteed Minimum Purchase at any time

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

during the Agreement Term, Supplier (in addition to all of the other remedies available to Supplier under Section 12 hereof) shall be entitled to dismantle, remove and ship the System and charge Client for all costs incurred in connection therewith.

4.              CONSIDERATION:  Client shall pay to Supplier the following amounts:

4.1                               Client’s obligation for all payments for Product Water under this Agreement shall be at a price payable in U.S. currency of ***  (US ***) per *** of Product Water delivered by Supplier (the “Water Rate”).  In the event Client exercises its option to extend the Agreement Term beyond the Expiration Date, the Water Rate during the First Option Period and the Second Option Period will be reduced as specified in Exhibit C (the “Option Water Rates”).  The Water Rate and the Option Water Rates (collectively, the “Water Rate”) during the Agreement Term shall be subject to an annual *** adjustment in accordance with the Pricing Schedule set forth in Exhibit C (the “Pricing Schedule”).  A dismantling and demobilization fee (the “Dismantling Fee”) in the amount of *** (US $***) shall also be due and payable by Client to Supplier upon the Expiration Date, except if the Client exercises its option to extend the Agreement Term beyond the Expiration Date in accordance with Section 2.2 hereof in which case the Dismantling Fee shall be *** in accordance with the Pricing Schedule set forth in Exhibit C hereto.  Additionally, a *** will be made to the Water Rate effective from the Phase One Start Date if the Supplier’s cost of the Site Civil Works (except for the Client Site Work Preparations (as hereinafter defined) which are Client’s responsibility) and Site Intake/Outfall Repairs and Improvements *** in Sections 5.1.i and 5.1 j hereof, it being understood and agreed that Supplier will inform Client in a timely manner of timing and costs when estimated by selected civil works subcontractors and provide detailed, final accounting to Client within 60 days of completion of Site Civil Works and Site Intake/Outfall Repairs and Improvements (as set forth in Exhibits C and D).

4.2                               In addition, if the System during any calendar month produces an amount of Product Water less than the Guaranteed Minimum Purchase for such month  (and the cause of such shortfall is not attributable to Client or any other causes set forth in Section 5.2 hereof), the Water Rate for such month will be *** in accordance with the Average Monthly Water Shortfall Tariff Penalty Table set forth in Exhibit C hereto.

4.3                               Supplier shall install two identical meters or dual meters (the “Water Meters”) in series to be used for measuring the water produced by the System and for billing purposes.  The Water Meters shall be certified by a laboratory satisfactory to the Client and the Water Meters will be approved by the Client in advance of their installation and such approvals will not be unreasonably withheld or delayed.  Supplier, in the presence of an authorized agent of Client, if so requested by Client and such agent is available on a timely basis, shall take monthly readings from both Water Meters for billing purposes.  The billed amount shall be the average of the two meters.  Should there be a discrepancy of over ***  between the two Water Meters, the Meters shall be calibrated at both Parties’ shared expense and jointly read by the Parties to ensure accuracy within the ***.  If one Water Meter fails to register or is obviously registering a grossly inaccurate number based on the other operating parameters of the plant (greater than ***), the second Water Meter shall be used alone until the faulty Water Meter is repaired or replaced by Supplier, which repair or replacement shall occur within sixty (60) days of the failure of the Water Meter.  Supplier shall provide Client with a copy of the accuracy and calibration certificates for the Water Meters.

4.4                               Client agrees to process all bills for approval within five (5) business days.  Unless notification of objections is delivered to Supplier at the end of said five day approval period,

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

the Client agrees to pay all bills within thirty (30) days thereafter.  Supplier will prepare an invoice promptly after the end of each calendar month in accordance with this Agreement.  If any invoice remains unpaid for more than thirty-five (35) days, Supplier may provide a Notice of Amounts Due to Client.  If Client does not pay Supplier within sixty days of such Notice of Amounts Due.  Supplier may declare an immediate default and terminate this Agreement by written notice to Client pursuant to Section 12 hereof.  Such termination shall not be construed to waive or release any rights of Supplier to seek specific performance or any other remedies to which it may be entitled, including for breach of this Agreement.  Amounts overdue more than 30 days will bear interest at a rate per annum equal to the lesser of (i) ***  or (ii) the highest rate then permitted under applicable law, on the outstanding amount from the date due until the date paid, with a minimum late fee of ***.  Any taxes, duties, levies or fees to be paid by Client pursuant to Section 6 hereof shall be billed to Client as a pass-through expense.

5.              RESPONSIBILITIES OF SUPPLIER:

5.1                               Subject to the successful completion by Client of all of its obligations under Section 6 hereof and the satisfaction of the other conditions precedent set forth in this Agreement, Supplier assumes the responsibility, including all costs and expenses relating thereto, for the following duties necessary for the construction and operation of the System:

5.1.a.                  Provide specifications for the Client Site Work Preparations (as hereinafter defined) to Client promptly following the Effective Date and use its commercially reasonable efforts to provide for the design, engineering, construction (including the Site Civil Works), shipping, and installing the System at the POINT FORTIN Site on the Premises and render the System operational according to the schedule specified in Exhibit D.  Notwithstanding the foregoing, the Parties agree that if Supplier fails to supply Product Water in accordance with the Phase One schedule (as described in Exhibit D) to the POINT FORTIN Site and such failure persists for more than two weeks  after the Phase One Start Date (the “Supplier Grace Period”), provided that Client has successfully completed all of its obligations under Section 6 and that the Site Civil Works and Site Intake/Outfall Repairs and Improvements are completed according to the schedule referenced in Exhibit D and that the cause of such failure is not otherwise attributable to Client or any other causes set forth in Section 5.2 hereof, then ***;

5.1.b.                  Provide coordination support for Client retained Hazardous Materials third party contractor for Client Site Work Preparations collectively specified at Exhibit D.  It is understood and agreed by the Parties that the Supplier shall not be responsible for the performance of the Client retained third party contractor.

5.1.c.                   Maintain, repair and provide all engineering, project management and field services required for the ongoing operations of the System throughout the Agreement Term as Supplier deems necessary.  The Supplier shall provide a monthly operation and maintenance report to the Client;

5.1.d.                  Provide a state of the art SCADA system to control the System and allow for remote monitoring, control and diagnostics;

5.1.e.                   Provide all labor, parts and consumables required to operate, maintain, repair and replace the System and its components as Supplier deems necessary;

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

5.1.f.                    Pay all operating expenses of the System including expenses for labor, replacement membranes, filters, chemicals, parts and oil;

5.1.g.                   Provide all electrical and mechanical installation within the “Battery Limits” of the System;

5.1.h.                  Ensure there is onboard instrumentation on the System that will record conductivity, pH and such other key water quality parameters to monitor quality compliance;

5.1.i.                      Provide Client with a monthly report showing the aggregate cubic meters of Product Water and the average salinity level of the Product Water produced by the System during the preceding calendar month;

5.1.j.                     Provide the civil works at the POINT FORTIN Site as listed in Exhibit D (collectively the “Site Civil Works”) except for the Client Site Work Preparations allocated to Client under Section 6.2 hereof and more fully described in Exhibit D), the cost of which Site Civil Works has been estimated for pricing purposes at $ ***; and

5.1.k.                  Provide the rehabilitation of the existing Petrotrin Point Fortin intake and outfall works at the POINT FORTIN Site as listed in Exhibit D (collectively the “Site Intake/Outfall Repair and Improvements”) except for the Client Site Work Preparations allocated to Client under Section 6.2 hereof and more fully described in Exhibit D), the cost of which Site Intake/Outfall Repair and Improvements has been estimated for pricing purposes at $ ***.

5.2                               Supplier shall not be responsible for a decrease in water production, quality of Product Water or System shutdown caused by the failure of Client to meet any of the requirements in Section 6 below, or contamination or change in the quality or quantity of the feed water as set forth in Exhibit B, or the unavailability of power, fuel or other utilities or supplies necessary to perform the Operations.  Should any of the aforementioned events limit the amount of Product Water produced by the System or result in a shutdown of the System, Client shall continue to make the payments required hereunder based upon the actual daily production of the System prior to the interruption or the applicable Guaranteed Minimum Purchase ***.  If any of the events described in this Section 5.2 should occur and result in a decrease in water production, quality of the Product Water or System shutdown, Supplier agrees to use its commercially reasonable efforts to assist Client in finding a solution to such interruption.

5.3                               Subject to the terms and conditions of this Agreement, the Product Water provided by Supplier will meet the World Health Organization (“WHO”) standard for potable water salinity having a conductivity level not to exceed *** measured by the conductivity meter (the “Conductivity Meter”) to be installed by Supplier as part of the System and to be used for measuring the level of salinity in the Product Water produced by the System.  This Product Water quality is warranted at the Conductivity Meter only.

In addition, if such standards change from those in effect on the Effective Date of this Agreement or if at any time during this Agreement Term the feed water fails to meet the specifications set forth on Exhibit B and if any such changes require additional equipment to be purchased or other capital investments to be made, Supplier, if requested by Client and provided it is commercially reasonable, will make such expenditures, as agreed between the

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Parties, and the Water Rate paid by Client as specified in Section 4 will be increased to amortize that capital investment over the then remaining term of this Agreement.

Supplier’s Product Water quality obligations and warranties are contingent upon the feed water meeting the specifications set forth in Exhibit B.  Client may, at its expense, choose to have a water sample tested at a certified testing laboratory at any time.  If the System during any calendar *** produces water with a salinity (TDS) level in excess of *** (“Deficient Water”).  Client may, at its option, elect to accept the Deficient Water which shall upon such acceptance be deemed to be “Product Water” for purposes of this Agreement.  If, on the other hand, Client declines to accept the Deficient Water by written notice to Supplier (and the cause of such deficiency is not attributable to Client or any other causes set forth in Section 5.2 hereof), Supplier shall have a reasonable time (not to exceed ***  from the receipt of such notice from Client) to rectify the situation (the “Salinity Cure Period”).

5.4                               Supplier shall be an independent contractor and shall have complete and undivided responsibility and sole discretion for the means by which the System is to be operated.  Without any qualification of such undivided responsibility, Supplier shall have the right to enter into such subcontracts, purchase orders, and other commitments with third parties for the performance of any part of the performance of its obligations, as may in its opinion be advantageous, necessary or desirable.  Notwithstanding the foregoing, Supplier will provide Client with a list of proposed sub-contractors within fifteen (15) days of the Effective Date; the Client will have the opportunity to raise objection to any sub-contractors on said list within forty-eight (48) hours.  The Supplier shall provide a monthly operation and maintenance report to the Client.

6.              RESPONSIBILITIES OF CLIENT:  Client assumes the responsibility, including all costs and expenses relating thereto, for the following duties necessary for construction and operation of the system:

6.1                               The Client will provide Supplier with the Premises as the location for the System as set forth in Exhibit A-2 and in furtherance of such obligations:

6.1.a.                  Prior to commencement of the Site Civil Works and Site Intake/Outfall Repairs and Improvements Client shall obtain a license from Petrotrin permitting full access to the Premises.  Thereafter and subject to the agreement of Petrotrin, Client shall enter into a lease with Petrotrin for the POINT FORTIN Site, on or by 1st June 2010, for a minimum period of Four (4) years automatically renewable annually for at least Two (2) additional years in the event of an extension of this Agreement, on such terms and conditions that are acceptable to all the Parties, including but not limited to any restrictions on operations with respect to hazardous area designation.

6.1.b.                  Prior to commencement of the Site Civil Works and Site Intake/Outfall Repairs and Improvements, Client shall grant a sub-license to Supplier permitting full access to the Premises.  Thereafter and subject to section 6.1.a. above, Client shall enter into a sub-lease with the Supplier, on or by ***, for the POINT FORTIN Site for a minimum period of *** automatically renewable annually for at least *** in the event of an extension of this Agreement, on such terms and conditions that are acceptable to all the Parties and such sub-lease shall include, without limitation, an appropriate indemnity paragraph against any risks caused by existing Hazardous Materials on the POINT FORTIN Site as of the Effective date and no restrictions on operations with respect to hazardous area designation.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

6.2                               Complete the Client Site Work Preparations and connections at the Premises in accordance with the specifications provided by Supplier to Client prior to the arrival of the System at the POINT FORTIN Site, including, without limitation, at the POINT FORTIN Site, provision of tie-in point to the Trinidad water supply for the product distribution line within fifty feet of the System, and a 460-480 volt electrical supply with electricity termination to enable the System to operate (collectively, the “Client Site Work Preparations” (as further specified at Exhibit D, collectively the “Client Site Work Preparations”).  It being understood and agreed that if Client fails to complete the Client Site Work Preparations prior to the arrival of the System at the POINT FORTIN Site in accordance with the Phase One schedule (as described in Exhibit D) and such failure persists for more than *** after such arrival (the “Client Grace Period”), Client shall pay Supplier (i) $*** for the first full week following the Client Grace Period and (ii) $*** for each additional *** following the Client Grace Period that Supplier is unable to install and render the System operational as a result of such failure;

6.3                               Provide the personnel and agents of Supplier and its designees with unrestricted 24-hour access every day to the Premises as necessary for design, construction, installation, operation, inspection, repair, maintenance, and removal of the System and for any other purposes consistent with Supplier’s rights or obligations under this Agreement;

6.4                               Maintain the Property and the facilities and structures enclosing the System and all utility systems serving the System in good condition and repair and in a manner sufficient to restrict access to the Premises and the System by anyone other than the authorized personnel and agents of Supplier.

6.5                               Provide electrical connections and disconnect switches, infrastructure for electricity supply (except transformers), the main electrical disconnect switch and the circuit breaker and an optional electric meter, and sufficient uninterrupted amounts of 460-480  volt, 3-Phase, 60  Hz electrical power to enable the System to operate, and pay for all electricity consumed by the System during the Agreement Term.

6.6                               Provide logistical and other support as reasonably requested by Supplier to facilitate the landing and off-loading of any barge or freight-carrying vessel or other delivery vehicles at the Client’s location, including the Premises, for the purpose of deli very/departure of large/heavy equipment, whether construction equipment or System equipment and facilitate the storage and placement of the System container and supply shipments;

6.7                               Provide a dedicated telephone line as well as facilitate the availability of secure, high-speed Internet connections for the control container of the System that will allow the System to communicate with Supplier with minimum internet connection speed of 6MB or a Tl Line and a static IP address with the expenses of such Internet service and telephone lines to be paid by Supplier;

6.8                               Use commercially reasonable efforts to mitigate all customs, duties, gross receipts taxes and other levies in respect of the System; provided, however, that Client shall assume responsibility for any local government authority levies (including any new fees, licenses, or taxes) imposed after this Agreement is signed, including without limitation any new property, excise, extraction or similar taxes in respect of the Premises and/or the System (excluding Supplier employee payroll and corporate income taxes);

6.9                               Use commercially reasonable efforts to obtain appropriate duty exemption or pay all import duties and fees applicable to the System as well as startup and ongoing operational spares;

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

6.10                        Provide all connecting piping external to the System within fifty feet of the System, piping to storage facility and distribution piping identified in Exhibit A-2.  Provide and maintain Product Water piping to the connecting flanges of the System at the Premises, with Product Water lines to have a back pressure of approximately twenty (20) pounds per square inch, but no more than twenty five (25) pounds per square inch, and maintain the quality of and assume all risks associated with the Product Water from the Water Meters onward through the distribution systems.  Client shall be solely responsible for providing and operating any desired chemical post-treatment of the Product Water supplied by the System beyond the standards called for in Section 5.3 hereof and for providing, operating and maintaining storage tanks and cisterns for Product Water and Product Water distribution systems;

6.11                        Maintain, repair and modify the rights of way and easements required for any pipelines outside of the System;

6.12                        Maintain and clean, as necessary, the water distribution system, including (but not limited to) storage tanks/cisterns for the Product Water, pumps, pipes, and fixtures, including, without limitation, maintaining an uninterrupted take away capacity for Phase One of *** and Phase Two of 20,833 M3/D (see Exhibit C) for the Product Water supplied by the System;

6.13                        Obtain at its own cost all necessary licenses and/or permits (and any required renewals thereof), including without limitation feed water extraction and brine disposal or discharge licenses or permits (if and when required), for the Client Site Work Preparations, Site Civil Works.  Site Intake/outfall Repairs and Improvements and the construction and operation of the System, (including but not limited to a Certificate of Environmental Clearance for the site work and for the System to be erected), the extraction of water and the sale and use of Product Water, and deliver all necessary permit applications and reports to regulatory bodies.  Client shall provide Supplier with copies of all such licenses and permits and the related applications filed by Client in connection therewith;

6.14                        Provide any additional post-treatment equipment required by Client; and

6.15                        Provide all commercially reasonable assistance to Supplier to obtain all necessary business licenses and approvals to incorporate in Trinidad.

7.              OWNERSHIP OF THE SYSTEM:  Supplier is the sole legal and beneficial owner and the operator of the System (as described in ExhibitA-1), free and clear of any liens or other interests in favor of Client.  The System shall remain the personal property of Supplier and shall not attach to or be deemed a part of, or become a fixture to, the Premises and/or the Property regardless of the manner of affixation to the Premises.  Without limiting the generality of the foregoing, Client hereby waives any statutory or common law lien that it might otherwise have in or to the System or any part thereof and agrees that, notwithstanding the occurrence of an event of default under this Agreement beyond all applicable notice and cure periods or the expiration or any other termination of the Agreement Term, Supplier shall maintain ownership of the System and may remove the System at any time from the Premises, whether or not affixed or attached to the realty, any building or any other equipment or property of Client or any other party.  Supplier acknowledges that the Property on which the System is located is not part of the System.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

8.              REPRESENTATIONS AND WARRANTEES OF CLIENT:

Client will not alter, tamper with or in any way interfere with the System, or metering devices or controls, wiring or piping without the prior written consent of Supplier.  Any violation of these provisions shall be deemed an event of default by Client.

9.              RISK OF LOSS AND INSURANCE:

9.1                               Supplier shall, except as otherwise provided below, indemnify, defend, and hold harmless Client from and against any third party claims, suits or proceedings against Client based upon damages to persons or tangible property incurred by such third party that occur as a result of the negligence or intentional wrong doing of Supplier in connection with the performance by Supplier of its obligations under this Agreement.  Notwithstanding the foregoing, Supplier shall have no indemnification obligation in connection with any third party claim, suit or proceeding arising from:  (i) the operation or management of the Property, POINT FORTIN Site or Premises by Client or Owner, (ii) a breach by Client of any of its obligations under Section 6 hereof, (iii) a breach by Client of any of its representations or warranties set forth in Section 8 hereof, (iv) the failure of the feed water to meet any of the Specifications set forth in Exhibit B at any time during the Agreement Term or (v) any permit application or any other regulatory filing made by or on behalf of Client in connection with the System or the Premises.  Client shall indemnify, defend, and hold harmless Supplier, its affiliates and their respective employees, officers, directors, shareholders, agents, licensees, invitees, contractors, subcontractors or other representatives (“Supplier Indemnified Parties”) from and against any third party claims, suits or proceedings against any such Supplier Indemnified Parties based upon damages to persons or tangible property incurred by such third party as a result of the negligence or intentional wrong doing of Client or Client retained third party contractor or that otherwise arise out of any third party claim, suit or proceeding covered by (i)~(v) in the preceding sentence.  The indemnifying Party’s obligations under this Section 9.1 shall be conditioned on (a) the other Party promptly notifying the indemnifying Party, in writing, of the filing of any third party claim, suits or proceeding for which indemnification is sought hereunder, (b) the indemnifying Party having sole control and authority with respect to the defense or settlement of any such claim, suit or proceeding, and (c) the other Party cooperating fully with the indemnifying Party, at the indemnifying Party’s sole cost and expense, in the defense of any such claim, suit or proceeding.  The indemnifying Party shall not accept any settlement which imposes liability not covered by this indemnification or restrictions on the other Party without the other Parry’s prior written consent, which consent shall not be unreasonably withheld or delayed.  The indemnified Party may participate in the defense of any claim, suit or proceeding through its own counsel, and at its own expense.

9.2                               Prior to the installation of the System and during the Agreement Term, Supplier will maintain in full force and effect, throughout the Agreement Term, (i) a policy of special form property and casualty insurance, insuring the System against loss or damage due to fire or other casualty (excluding wind, hurricane and earthquake) equal to the full replacement value of the System, and (ii) a policy of commercial general liability insurance with coverage of at least $*** combined single limit per occurrence on a per location basis, which can be achieved through a combination of primary and umbrella liability coverage.  A Certificate of Insurance will be provided to Client upon request.

9.3                               THE AGGREGATE LIABILITY OF SUPPLIER .AND ITS AFFILIATES, AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, SHAREHOLDERS AGENTS, LICENSEES, INVITEES, CONTRACTORS, SUBCONTRACTORS AND OTHER REPRESENTATIVES, IN CONNECTION WITH THIS AGREEMENT AND THE GOODS AND SERVICES PROVIDED HEREUNDER SHALL BE LIMITED TO THE

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

INSURANCE COVERAGE SPECIFIED IN SECTION 9.2 HEREOF.  IN NO EVENT SHALL SUPPLIER OR ANY SUPPLIER INDEMNIFIED PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR LIQUIDATED DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, DIMINUTION IN VALUE, MULTIPLE DAMAGES, LOSS OF USE, COVER OR CLAIMS BY THIRD PARTIES (OTHER THAN THIRD PARTY CLAIMS COVERED BY SUPPLIER’S INDEMNIFICATION OBLIGATIONS IN SECTION 9.1 HEREOF).

9.4                               Any insurance carried by either Party with respect to the System and the client insured property or any occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other Party to the extent rights have been waived by the insured prior to occurrence of injury or loss.  Each Party, notwithstanding any provisions of this Agreement to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by such insurance (or which would have been covered had such party carried the insurance required to be carried by it under this Agreement) to the extent of the indemnification received under such insurance policy (or which would have been received had such Party carried the insurance required to be carried by it under this Agreement) and to the extent of any deductible maintained by such Party.

10.       FORCE MAJEURE:

10.1                        A “Force Majeure Event” shall mean any event or circumstance or combination of events or circumstances that is beyond the control of the affected Party that causes the delay in, or the failure of, performance of such Party’s obligations under this Agreement but only to the extent that such act, event or circumstance that (i) is beyond the reasonable control of the Party relying thereon; (ii) is not the result of the willful misconduct or grossly negligent act or omission of such Party; and (hi) materially adversely affects the performance by that Party of its obligations under or pursuant to this Agreement (save for payment obligations), provided that the affected Party has taken commercially reasonable precautions, due care and commercially reasonable measures to prevent, avoid or overcome the effect of such event on its ability to perform its obligations under this Agreement.

10.2                        Without limiting the generality of the foregoing, a Force Majeure Event may include any of the following events and circumstances, but only to the extent that it satisfies the provisions of Section 10.1:  acts of God or the elements, site conditions, adverse weather conditions (including, without limitation, hurricanes, typhoons, tornadoes, cyclones, other severe storms, winds and lightning), explosion, fire, epidemic, landslide, mudslide, volcanic eruptions, sabotage, terrorism, lightning, earthquake, flood or similar cataclysmic event, an act of public enemy, war, blockade, civil insurrection, riot, civil disturbance, concealed or unknown physical conditions, or strike or other labor difficulty caused or suffered by a Party or any third party beyond the reasonable control of such Party, governmental regulation or restriction, or similar occurrence.

10.3                        Notwithstanding that a Force Majeure Event otherwise exists, the provision of this Section 10 shall not excuse (i) the failure of a subcontractor or supplier in the performance of its obligations to Supplier or Client, which failure itself is not caused by a Force Majeure Event, nor any financial difficulty suffered by any subcontractor, supplier or vendor of Supplier or Client in the performance of its obligations; or (ii) inability to pay or unavailability of funds.

10.4                        If, following a Force Majeure Event, the System cannot be repaired or rebuilt based on the terms and conditions set forth in Section 14 hereof, either party may terminate the

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Agreement, upon ***prior written notice without liability or charge, except that Client shall remain obligated to pay all monies due to Supplier under this Agreement for water supplied through the date of termination of this Agreement.  In the event of termination due to Force Majeure (Supplier’s inability to rebuild System), the Supplier shall dismantle and remove the System from the Premises in accordance with Section 2.3 hereof at Supplier’s expense.  If the System can be repaired or rebuilt, provided that such rebuilding can be accomplished within ***.  Client and Supplier’s obligations under the Contract shall be suspended until such time as the System is rebuilt and capable of producing Product Water per the Agreement terms and conditions, after which the Parties’ obligations under the Agreement shall resume.

10.5                        The Party that claims to be unable to fulfill its commitments on basis of a Force Majeure Event shall inform the other Party in writing by courier, registered mail or by fax within *** after the event occurs.  The Parties shall meet to discuss the consequences of the situation within *** after the date of giving notice and shall negotiate in good faith to resolve the controversy.  The Parties acknowledge that, in connection with the notification of a Force Majeure Event, time is of the essence.  Therefore, failure by a Party to give any notice under this Section 10 shall prevent such Party from giving such notice at a later time, and may limit such party’s right to relief under Section 10.4 hereof.

11.       ASSIGNMENT BY SUPPLIER; RIGHT TO GRANT A SECURITY INTEREST:  Supplier may not assign this Agreement, without Client’s prior written consent, which will not be unreasonably delayed or withheld.  However, nothing herein shall relieve Supplier of its obligations hereunder to Client.  Notwithstanding anything herein to the contrary, Supplier or its successors and/or assigns may from time to time, without the prior written consent of Client, encumber the interest of Supplier or a successor and/or assignee in this Agreement and the rights granted hereunder by one or more security instruments (a “Security Interest”), including, without limitation, by a collateral assignment of this Agreement, provided that any Security Interest and all rights acquired under it shall be subject to each and all of the covenants, conditions and restrictions stated in this Agreement and to all rights and interests of Client and further provided, that Supplier or an assignee shall promptly upon the execution of any Security Interest deliver a written notice thereof to Client.  Without limiting the generality of the foregoing, nothing contained in such Security Interests shall release or be deemed to relieve Supplier from full and faithful observance and performance of the terms, covenants and conditions herein contained to be observed and performed by Supplier or from any liability for the non-observance or non-performance of any of the terms and conditions hereof, nor be deemed to constitute a waiver of any rights of Client hereunder, except as expressly provided for herein.  Client agrees upon request of Supplier or the holder of a Security Interest to execute an agreement in reasonable form which contains provisions and protections reasonably requested by the holder of such Security Interest.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

12.       CLIENT’S DEFAULT:  If, during the Agreement Term, Client shall fail to perform any of its material obligations under this Agreement, which default shall continue for *** after written notice thereof by Supplier (except as otherwise provided in Section 4.4 hereof in the case of a payment default), then Supplier, at its option, by written notice to Client may *** terminate this Agreement, cease to provide Product Water to Client, dismantle and remove the System from the Premises in accordance with Section 2.3 hereof, or any combination of the foregoing.  If the default however is of such nature that it cannot, with due diligence and adequate resources, be cured within ***, Supplier’s right to terminate shall be suspended during additional *** cure periods, up to a maximum of *** additional *** periods, as long as Client is diligently engaged with adequate resources in effecting a cure.  At the time of termination of this Agreement by Supplier under this Section 12 or in connection with any actual or constructive termination of this Agreement by Client other than as expressly authorized in this Agreement, Client shall pay Supplier for (i) all services performed to the date of termination in accordance with Sections 3 and 4 hereof, (ii) the *** as per Exhibit E, (iii) any un-recovered or unamortized capital expenditures, investments or improvements, and (iv) all costs incurred in dismantling, removing and shipping the System to Miami, Florida, USA.

13.       SUPPLIER’S DEFAULT:  If, during the Agreement Term, Supplier shall fail to perform any of its material obligations under this Agreement, which default shall continue for *** after written notice thereof by Client (or past the Salinity Cure Period under Section 5.3 hereof, if applicable), then Client, at its option, by written notice to Supplier may immediately terminate this Agreement.  If the default however is of such nature that it cannot, with due diligence and adequate resources, be cured within ***, Client’s right to terminate shall be suspended during additional *** cure periods, up to a maximum of *** additional *** periods, as long as Supplier is diligently engaged with adequate resources in effecting a cure.  At the time of termination of this Agreement by Client under this Section 13, Client shall pay Supplier for all services performed to the date of termination in accordance with Sections 3 and 4 hereof, and Supplier shall cease to provide water to Client and shall dismantle and remove the System from the Premises in accordance with Section 2.3 hereof at Supplier’s expense.

14.       CASUALTY OCCURRENCE:  In the event that the System shall be destroyed or substantially damaged as the result of a fire or other casualty, Supplier shall, within *** of the destruction or damage, subject to the agreement of Client (whose agreement will not be unreasonably with held), determine whether or not to rebuild or replace the System provided that such rebuilding or replacement can be accomplished within *** after the date of the destruction or damage, or to terminate this Agreement without liability or charge.  Client shall be liable for the payment for all Product Water supplied up until the date of the termination.  Client’s obligations for further payments shall cease unless and until such time as the System is rebuilt or replaced and capable of producing Product Water.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

15.       DISPUTE RESOLUTION, MEDIATION & ARBITRATION:  Any dispute or controversy arising under this Agreement that cannot be resolved by the Parties directly shall be the subject of a dispute resolution process whereby a mediator mutually acceptable to and appointed by the Parties will be involved to facilitate the process.  Any dispute or controversy arising under this Agreement that cannot be resolved through such mediation (or if the Parties fail to agree upon the selection of a mutually acceptable mediator) shall be determined and settled by arbitration conducted in accordance with the International Arbitration Rules of the International Chamber of Commerce and such arbitration shall take place in Barbados and be conducted in the English language.  Unless all parties to any dispute or controversy agree in writing to a sole arbitrator, this arbitration shall require not fewer than three arbitrators with each party to the dispute or controversy to select one arbitrator and the arbitrators thus selected to choose an additional arbitrator of international standing and the three arbitrators’ decision or arbitration award shall be final and binding, and judgment on the award may be entered by any court having competent jurisdiction.  The non-prevailing Party shall be responsible to pay all of the costs of the arbitration and the enforcement of a judgment on any award.

16.       COMPLIANCE WITH LAWS, POLICIES AND PERMITS:  Supplier shall comply with the requirements of all applicable laws, codes, rules and regulations governing the performance of the Operations in the jurisdiction in which the Property is located (collectively, “Laws”).  Other than when due to the gross negligence or intentional wrong doing of Supplier or any of its employees, agents or contractors, Supplier shall not be liable if any authorization is delayed, denied, revoked, restricted or not renewed.  In the event that any authorization is delayed, denied, revoked, restricted or not renewed, due to the act, omission or failure of Client or any of its employees, agents or contractors, and Supplier is thereby unable to perform the Operations at the System, Supplier shall be relieved of its obligations under this Agreement to perform such portion of the Operations which Supplier is not able to perform and Client shall remain obligated to pay the *** as per Exhibit E.  In the event that, notwithstanding the good faith and diligent efforts of Supplier, any of the licenses, approvals or permits required for Supplier to perform the Operations are not renewed or are terminated, then Supplier may elect to terminate this Agreement by delivery of written notice to the Client pursuant to Section 12 hereof.  Client shall be responsible for compliance with any local or other applicable entity regulations pertaining to Client’s operations, the Premises and the Property.  In the event of any changes to these regulations and policies, Client shall:  (i) promptly notify Supplier of any steps or actions Supplier must follow in association with such changes, and (ii) be responsible for all costs incurred by Supplier relating to such steps or actions.

17.       SUBCONTRACTING:  Supplier shall have the right to subcontract work to be performed, but shall remain liable for full performance hereunder.  Supplier shall instruct the subcontractors to abide by the same standards of behavior, rules and regulations that are required of Supplier.  If Client expresses their objection to the use of a specific Subcontractor, Supplier shall use reasonable efforts to accommodate Clients concerns.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

18.       HAZARDOUS MATERIALS:  Supplier shall not use, or permit to be used at the Property or release or permit to be released into the System or onto the Property or any area adjacent to the Property, any toxic substances, pollutants, contaminants, hazardous wastes, or radioactive substances or materials defined or regulated as hazardous materials pursuant to the Laws (collectively, “Hazardous Materials”).  The foregoing shall not prohibit Supplier’s use of substances and materials customarily used by Supplier in performing its obligations under this Agreement provided all such substances and materials are used, stored and disposed of in full compliance with applicable Laws.  Client shall not use, or permit to be used at the Property or release or permit to be released at or onto the Property or any area adjacent to the Property, any Hazardous Materials, except that the foregoing shall not prohibit the use of substances and materials customarily used by Client in the operation of its business at the Property provided all such substances and materials are not released or deposited into the System and are used, stored and disposed of in full compliance with applicable Laws.  Client shall indemnify, defend, and hold Supplier, its affiliates and their respective employees, officers, directors, shareholders, agents, licensees, invitees, contractors, subcontractors or other representatives harmless from any and all demands, losses, damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and reasonable attorney’s and consultant’s fees caused by or arising out of the release, storage, disposal, placement or use of Hazardous Materials by Client or its affiliates or any of their respective agents, employees, contractors, subcontractors, clients, guests or invitees (the “Client Parties”) at or about the Property.  Client represents and warrants to Supplier that to Client’s best knowledge, there are no Hazardous Materials on, in or under the Property in violation of Hazardous Materials Laws.  The provisions of this Section 18 shall survive the expiration or earlier termination of the Contract Term of this Contract.

19.       ENFORCEABILITY; WAIVER:  If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  The failure of either Party to enforce rights granted hereunder or to take action against the other Party in the event of any default hereunder by such other Party shall not be deemed a waiver by the non-defaulting Party as to subsequent enforcement of rights or subsequent actions in the event of future defaults.  No waivers of any provisions of this Agreement shall be effective unless evidenced in writing and signed by both Parties.

20.       DESIGNATED PERSONNEL:  Each Party reserves the right to designate personnel to provide information and to coordinate the work with the other Party.  Client shall initially designate the following individual in such capacity:

***, Chief Operating Officer
Water & Sewerage Authority
Farm Road, Valsayn
St. Joseph
Trinidad, WI
Phone:  ***
NOTE:  The Chief Operating Officer may from time to time delegate this authority in writing to other WASA Management.

Supplier initially designates the following individuals in such capacity:

***
Senior Project Manager
Seven Seas Water Corporation
14400 Carlson Circle

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Tampa, Fl 33626
Phone:  ***
Cell Phone:  ***

21.       NOTICE:  Any notice required or permitted to be given by either party shall be deemed to have been given seven (7) days after it is sent by fax, email and/or international courier service (such as DHL or Federal Express) as follows:

Supplier:                                                                                                Seven Seas Water (Trinidad) Unlimited
Johnson, Camacho & Singh
10 Sweet Briar Rd, St. Clair
Port of Spain, Trinidad, WI
Attention: ***
Fax ***
Email ***

Copy to:                                                                                                Seven Seas Water Corporation
14400 Carlson Circle
Tampa, FL 33626
Attention:  Vice President Finance and Administration
Fax ***
Email ***

Copy to:                                                                                                Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109
Attention:  ***
Fax ***
Email ***

Client:                                                                                                            Water & Sewerage Authority
Farm Road, Valsayn, St. Joseph
Trinidad, W.I.
Attention:  ***
Fax ***
Email ***

22.       APPLICABLE LAW:  The Parties agree that this Agreement shall be governed by and construed in accordance with the laws of the Trinidad & Tobago.

23.       APPLICABLE CURRENCY:  The Parties agree that unless otherwise stated, the currency shall be US dollars when the symbol “$” is used in this Agreement.

24.       ***.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

25.       CONFIDENTIALITY:  Client and Supplier agree that this Agreement and the terms contained herein will be treated as strictly confidential and except as required by the Laws (or except with the written consent of the other Party).  Neither Party shall not disclose the same to any third party except for such Party’s employees, agents, partners, lenders, accountants and attorneys and like parties who have been advised of the confidentiality provisions contained herein and agree to be bound by the same.  As of the Effective Date, the Parties agree to execute the Mutual NDA at Exhibit F.

26.       ENTIRE AGREEMENT; MODIFICATION:  This Agreement constitutes the entire agreement between the Parties relative to the subject matter hereof.  Any previous agreement among the Parties is superseded by this Agreement.  This Agreement may not be amended or modified, except by an instrument, in writing, signed by duly authorized representatives of the Parties.

27.       COUNTERPARTS:  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.  This Agreement may be executed and transmitted by facsimile, which signature shall be binding upon the parties as if they were original signatures.

28.       THIRD PARTY BENEFICIARIES:  The Parties intend that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the Parties.

29.       SURVIVAL:  The following provisions of this Agreement shall survive any expiration or termination of this Agreement:  Sections 2, 3, 4, 5.2, 6.2, 6.8, 6.9, 6.13, 7-9, 10.4, 11-16, 18-28 and 29 hereof.

30.       CONFLICT OF INTEREST, BRIBERY, INTEGRITY AND CORRUPTION CLAUSES:  Supplier hereby agrees that in all tender proceedings/awards/contracts with the Client and with respect thereto:

30.1                        Conflict of Interest

(i)             Not to participate directly or indirectly in any arrangement, agreement, investment or other activity resulting in any benefit in relation to any tender proceedings/award/contract with Client that is incompatible with the interests of Supplier.

(ii)          Not to engage in any transactions, financial or otherwise, acquire any position or have any commercial or other interest with any Party for provision of goods/services to Client that is incompatible with the interests of Supplier.

30.2                        Bribery

(i)             Not to offer, to give, or agree to offer or give any person, any bribe, gift, gratuity or commission as an inducement or reward for doing or forebearing to do any action in relation to any tender/award/contract with Client or for showing or forebearing to show favour or disfavour to any person in relation to any tender proceedings/award/contract with Client.

(ii)          Not give or offer to give to any person any bribe, gift, gratutity or commission as an inducement or reward:

(a)         For doing or forebearing to do any action in relation to the Supplier or any other contract with the Client or

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

(b)         For showing or forbearing to show favour or disfavour to any person in relation to the Supplier or to any other contract with the Client then the Client may, after having given fourteen (14) days notice to the Supplier, terminate this Agreement pursuant to Section 13 hereof.

30.3                        Corruption

The Supplier agrees not to make any offer, gifts of payment or benefit of any kind which constitutes an illegal or corrupt practice, either directly or indirectly as an inducement or reward for the award or execution of a contract.

30.4                        Integrity

To act at all times in the legitimate interest of Client and provide all goods/services with integrity and faithfulness.

Supplier agrees that if there is any breach of the terms of this Section 30 mentioned above, the Client shall have the right after having given fourteen (14) days written notice to the Supplier, to terminate this Agreement pursuant to Section 13 hereof.

[The remainder of this page has been left blank intentionally.]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement the day and year first above written.

SEVEN SEAS WATER (TRINIDAD)
UNLIMITED

Name:	/s/ John F. Curtis

Title:	CHIEF FINANCIAL OFFICER/DIRECTOR

[Illegible]
WITNESS

WATER & SEWERAGE AUTHORITY
Trinidad & Tobago

Name:	[Illegible]	Name:	[Illegible]

Title:	CHIEF EXECUTIVE OFFICER	Title:	CORPORATE SECRETARY

[Illegible]		[Illegible]
WITNESS		WITNESS

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Exhibit A-l

DESCRIPTION OF SYSTEM

The proposed 20,833 Cubic Meters per day (M3/D) Sea Water Reverse Osmosis (“SWRO”) plant is designed to provide redundancy and reliability.

Projected System Performance

Parameter	Performance 1st Pass
Net Production	20,833M3/D
Product Salinity’	***
Salt Removal Rate	***
Product Water Recovery	***
Operating Temperature	***
Operating Pressure	***

Phase One Process Description

Phase I will produce *** (*** or ***).

•                  Seawater will be pumped from the existing pump house located on the jetty, approximately *** from the plant site.  The intake pumps will be supplied electrical power from the existing pump house substation.  The water will be transferred via a renovated existing *** diameter cement lined steel pipe.  The pumps will be 2 xl00% capacity, 1 duty I standby.

•                  Pretreatment of the seawater will be by the addition of coagulants prior to 2 stage Multi Media filtration.  1st stage will comprise of *** diameter FRP filters, these filters will be located on a concrete platform adjacent to the 2nd stage filters.  The 2nd stage filters will be housed in *** containers *** and will comprise *** diameter FRP Filters.

•                  Desalting will be by *** Sea Water Reverse Osmosis systems prefabricated in *** containers, each system comprises all necessary pumps, pipes, RO Vessels, energy recovery systems; controls etc to produce *** of permeate water.  Each SWRO system is equipped with a 5 micron cartridge filtration system.

•                  Reject and backwash water will be returned to the ocean via a second existing renovated *** diameter cement lined steel pipe.

•                  A remote control/monitoring system will also be supplied; this will initially be located in the ***.  Although each of the SWRO systems operate independently, a centralized control system will be used to control/ monitor all process operations including start/stop of the individual SWRO systems.

•                  Permeate from each of the SWRO containers will pass through one bank of Calcium Carbonate contactors.  The permeate will also be injected with *** of chlorine before it is fed into the client’s storage tank.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Phase Two Process Description

Phase II will produce ***  (*** or ***) to give a total of *** (*** or ***).

•                  Additional pumps will be added to the pump station to expand the pumping capacity for Phase Two power for these pumps will be supplied from the existing pump house substation.  The water will be transferred via the same renovated *** diameter cement lined steel pipe.

•                  Pretreatment of the seawater will be by the addition of coagulants prior to flocculation clarification followed by 2 stage Multi Media filtration.  Each stage of filtration will comprise of *** diameter FRP filters.  The filters will be located on a concrete platform adjacent to the SWRO Systems.

•                  A bank of 5 micron Cartridge Filters will be installed to provide additional protection to the membrane arrays.

•                  Desalting will be by ***  Sea Water Reverse Osmosis systems, each system comprises all necessary pumps, pipes, RO Vessels, energy recovery systems, controls etc to produce *** of potable water.

•                  Reject water will be returned to the ocean via the second existing renovated ***  cement lined steel pipe.

•                  The remote control/monitoring system supplied for Phase One will be adapted for Phase Two, and this will be relocated to a new container equipped as a control room office.  Although each of the SWRO systems will operate independently, a centralized control system will be used to control/ monitor all process operations including start/stop of the individual SWRO systems.

•                  Permeate from each of the SWRO trains will pass through one bank of Calcium Carbonate contactors.  The permeate will also be injected with *** of chlorine before it is fed into the Client’s storage tank.

•                  Backwash water from the media filters will be collected in a holding tank, this will be blended with the sludge from the clarifiers as this is passed to a thickening system; filtrate from this system will be blended with the reject water going to the ocean.  The thickened sludge will then be processed by belt press to provide a material that will be disposed of at a regulated landfill.

•                  Cleanings will occasionally be performed on the SWRO trains.  A chemical cleaning system will be supplied to perform the required cleanings.  Chemicals used during the cleaning process will be neutralized after cleanings and disposed through the brine discharge line.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Exhibit A-2

Description of Premises

There are two main sites that will be used by Suppliere to perform the Operations.

1.  Intake Building & Feed/Outfall Piping

2.  Equipment Site 1

Intake Building:

The intake building is located approximately *** feet out on a pier.  The overall building is in disrepair and repairs/upgrades will be needed to make it usable by Supplier as set forth in Exhibit D.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Feed/Outfall Piping:

There are two *** cement lined steel pipes which run from the Intake building to the general area of Equipment Site I.  Repairs/upgrades will be needed to make feed/outfall piping usable by Supplier as set forth in Exhibit D.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Equipment Site 1:

Equipment Site 1 is not a perfect rectangle but the size is approximately 160’ wide by 250’ long.  The pad supported an old distiller unit foundation and pad and as such is -50-year-old poured concrete.  The slab is comprised of areas that have different elevations (as much as 3’- 4’) with small plinths, columns and piers jutting up into the air in many places where equipment was once supported.  These plinths, columns and piers would have to be removed or additional concrete poured in order to have flat areas to install equipment.  Because of these variations, a complete elevation and general layout of the site is required in order to design the most efficient layout for equipment.  It is believed that the existing concrete pad is adequate from a geotechnical standpoint, however, there is a large crack down the middle and one of the sides may be settling.  In light of the weight of the equipment to be placed on this site, an evaluation is needed on the feasibility of using the concrete slab.

The site is seen on Exhibit A-3.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Exhibit B

Feed Water Characteristics (Standard Seawater)

Constituent	Units	Seawater
TDS	Mg/1	***
PH	Units	***
Temperature	°C	***
Calcium, Ca	Mg/1	***
Magnesium, Mg	Mg/1	***
Sodium, Na	Mg/1	***
Potassium, K	Mg/1	***
Barium, Br	Mg/1	***
Strontium, St	Mg/I	***
Iron, Fe	Mg/i	***
Manganese, Mn	Mg/1	***
Bicarbonate, HCO3	Mg/1	***
Sulfate, SO4	Mg/1	***
Chloride, CI	Mg/1	***
Fluoride, Fl	Mg/1	***
Nitrate, NO3	Mg/1	***
Silica	Mg/1	***
Oil and Grease	Mg/1	***
Organic Chemical Pollutants	Mg/1	***
SDI	N/A	***
Turbidity	NTU	***

Actual regional Caribbean seawater TDS may vary ***

Feed Water:  The feed water shall meet the standards for ‘‘Standard Seawater” as defined by ASTM Standard D4195-88, with the following additional characteristics:  *** water temperature, clean, clear, and colorless, i.e. a maximum Silt Density Index (SDI) value of ***, turbidity level of ***, oil/grease level of ***, and *** pollutants and other non-naturally occurring substances, be they chemical or biological in origin.  Notwithstanding the above, an infrequent reading of trace amounts of pollutants in feed water will not be viewed as non-performance.

Exceptions:  Potable water quality produced by the System will be compromised if at any time the feed water delivered to the System is contaminated with *** exceeding ***, any organic chemicals, inorganic chemicals, with the exception of naturally occurring Boron, and any disinfection by-products (i.e. Bromate, Chlorite, HAA5, and TTHMs) oil and grease or other organic chemicals.

The performance of the System as detailed above is typical based on Caribbean seawater and a process temperature of ***.  As feed water conditions vary, system performance will change.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Exhibit C

Pricing Schedule

	Average Minimum Consumption	Price per ***	Estimated Electricity Usage for SWRO (***) at ***
Phase One *** (***)	All Water Produced (up to system design)	US$ ***	Less than *** (***)

Phase Two 20,833 M3/D (4,583,000 IGPD)	All Water Produced (up to system design)	US$ ***	Less than *** (***)

Notes:

1)             The pricing above assumes that Phase One will be a term of no less than *** but no more than ***  and Phase Two will be for a three (3) year term.

2)             ***  percent of the pricing above will be subject to a *** adjustment starting from the production start date (i.e. if Phase Two were to start producing water *** after Phase One, and the *** was ***  for that year, the Phase Two price at *** from the Phase One Start Date would be ***.

3)             The minimum consumption level presented above will be averaged over each monthly invoice period.

In the event that the actual costs incurred by Supplier with respect to Site Civil Works (see Section 5.1.i.) and Intake/Outfall rehabilitation and Improvements (See Section 5.1 J.) (except for the Client Site Work Preparations (as hereinafter defined) which are Client’s responsibility) exceeds or is less than the estimated amount in Sections 5.1 .i and 5.1.j., Supplier will inform client in a timely manner of time and costs when estimated by selected civil works subcontractors and provide detailed, final accounting within 60 days of completion of site civil works, (as set forth in Exhibit D).

Options to Extend the Agreement Term

The Client has the right to extend the Agreement Term by an additional twelve (12) months (up to a total of forty-eight (48) months from the Phase Two Start Date) during the Agreement Term by giving written notice to the Supplier up to six (6) months before the Expiration Date, in which case (i) the Water Rate will be *** by *** (US $***) per ***of Product Water delivered during the First Option Period (i.e., months thirty-seven (37) through forty-eight (48) following the Phase Two Start Date), and (ii) the Dismantling Fee will be ***to *** (US $***) and shall be due and payable by Client to Supplier upon the First Option Period Expiration Date (i.e., at the end of the forty-eighth month following the Phase Two Start Date).

The Client has the right to extend the Agreement Term by an additional twelve (12) months (up to a total of sixty (60) months from the Phase Two Start Date) during the Agreement Term by giving written notice to the Supplier up to six (6) months before the Expiration Date or the First Option Period Expiration Date, in which case.(i) the Water Rate will be ***by an *** (US $***) per *** of Product Water delivered

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

during the Second Option Period (i.e. months forty-nine (49) through sixty (60) following the Phase Two Start Date), and (ii) the Dismantling Fee due upon the Second Option Period Expiration Date (i.e., at the end of the sixtieth month following the Phase Two Start Date) will be ***to *** ($***).

Average Monthly Water Shortfall Tariff Penalty Table

% Shortfall of Contractual Minimum	Water Tariff Reduction Rate
0-19% shortfall of Minimum	***
20-30% shortfall of Minimum	***
31-40% shortfall of Minimum	***
41-50% shortfall of Minimum	***
51-60% shortfall of Minimum	***
Greater than 60% shortfall of Minimum	***

By example:  During Phase Two where the average monthly guaranteed amount is *** (20,833 M3/D x ***), and SSW is able to deliver only *** for the month then the Client’s water payment to Supplier for that month will be *** by ***.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Exhibit D

Site Intake/Outfall Repair and Improvements

The following is a brief description of the expected steps included in our proposal required to reactivate the existing intake structure, there may be additional works identified during the inspection phase that will need to be addressed individually.

1)             Inspection of the existing pipelines to assess the viability of reuse.

2)             Repair, replacement, removal of existing pipelines as determined by inspection.  Intake pipe from pump house to the proposed plant site.  Outfall from the plant site to a point 300 ft from the shore line.  Pipelines to be routed to seawater treatment facility.

3)             Renovation of pier supports as needed.  At present this is assumed to only include several piers in the surf zone.

4)             Repair of walkways and access stairs at the pump house as required for access to the pump house.

5)             Inspection of the existing pump structure to assess the viability of reuse.

6)             Removal of unsafe structure in the area of the pump house to be utilized for the new pumps, subject to the Client’s removal and disposal of all Hazardous Materials in connection with the Client Site Work Preparations (described below).

7)             Removal of existing pipe work in the area of the pump house that will interfere with installation of the new pump sets.

8)             Renovation of pump deck to accommodate new intake pumps, power/control equipment and associated piping.

9)             Electrical equipment and wiring from existing substation at pump house breakers to new pumps.  Client is responsible to supply of adequate, reliable power and wiring to the substation at the pump house.

10)      Installation of weather protection for the new installation.

The latest estimate of Site Intake/Outfall Repair and Improvements cost is $***; the latest timeline estimate is per the attached Schedule.  The cost and timeline estimates are subject to revision based on updated civil sub-contractor estimates within fifteen (15) davs of the Effective Date and will be updated every thirty (30) days thereafter until Phase One Start Date.

Site Civil Works

The following is assumed to be the civil scope of works required to utilize the two sites identified for the seawater treatment facility.

1)             Survey of the two sites to determine boundaries, elevations rights of way, easements etc.

2)             Rework of existing concrete to allow installation of new equipment.

3)             Installation of additional concrete works to support all new equipment, at this time it is assumed that this will not require additional piling.

4)             Site finishing to match existing infrastructure.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

5)             Removal and disposal of all steel beams, walls, sheeting, roofing materials, junk, debris presently on the site and outfall/intake and additional material to be created during decommissioning and demolition efforts.

6)             Remediation of any subsurface contamination is the responsibility of the client.

The latest estimate of Site Civil Works cost is $***; the latest timeline estimate is per the attached Schedule.  The cost and timeline estimates are subject to revision based on updated civil sub-contractor estimates within fifteen (15) days of the Effective Date and will be updated every thirty (30) days thereafter until Phase One Start Date.

Client’s Site Work Preparations

•                  Obtaining clear, unfettered access and use for the plots identified as Site 1 (Site of Previous Distillation Units described in Exhibit A-2), and the existing Intake/Outfall Structures.

•                  Provision of a suitable site for the System free of Hazardous Materials.

•                  The removal and disposal of all hazardous materials is the Client’s responsibility to be performed on behalf of the Client by a third party contractor, retained by the Client.

•                  A staging area for materials to be generated during the demolition phase.

•                  Clear demarcation of gas/oil/electrical/water/fiber optic piping and or lines • The cost of power to operate the plant (will be a direct pass through cost) guaranteed at a maximum consumption of ***  (***).

•                  Acquisition of any permits, licenses or fees required for the construction and operation of the System, Supplier will assist where possible by providing engineering drawings calculations etc.  The above does not include work permit fees, which will be paid by Supplier however assistance from the Client in obtaining these permits is requested.

•                  Assisting SSW personnel, contractors, and subcontractors with obtaining the any required security clearance for access to the site.

•                  Any maintenance, repairs, modifications to rights of way, easements etc. required for any pipelines outside of the Seven Seas Water scope.

•                  Electrical power supplies (*** of sufficient capacity) and incoming communications to the System (telephone/internet line).

•                  Permeate storage (minimum capacity to be agreed upon by the Parties by April 7, 2010).

•                  Any other civil or non System related items not identified in the Supplier scope listed are NOT included.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

4.5 IMGD SWRO EXHIBIT D - SCHEDULE WASA POINT FORTIN SEVEN SEAS WATER ID Task Name Duration Start Finish May 2010 June 2010 July 2010 August 2010 September 2010 October 2010 November 2010 December 2010 Janu 23 26 29 2 5 8 11 14 17 20 23 26 29 1 4 7 10 13 16 19 22 25 28 1 4 7 10 13 16 19 22 25 28 31 3 6 9 12 15 18 21 24 27 30 2 5 8 11 14 17 20 23 26 29 2 5 8 11 14 17 20 23 26 29 1 4 7 10 13 16 19 22 25 28 1 4 7 10 13 16 19 22 25 28 31 3 1 WASA SWRO PROJECT SCHEDULE 172 days Fri 4/30/10 Mon 12/27/10 2 CONTRACT MILESTONES 48 days Fri 5/7/10 Tue 7/13/10 3 CONTRACT SIGNING 0 days Fri 5/7/10 Fri 5/7/10 5/7 4 PETROTRIN CERTIFICATION OF SITE CLASSIFICATION 0 days Wed 5/12/10 Wed 5/12/10 5/12 5 WASA - OBTAINS LAND LEASE AND EXECUTES SUBLEASE 0 days Mon 6/7/10 Mon 6/7/10 6/7 6 WASA CONFIRMS LOCATION WATER TANK (PRODUCT WATER TANK) 0 days Wed 5/12/10 Wed 5/12/10 7 COMMENCE SITE CLEARING WORK-LICENSE FROM PETROTRIN 0 days Wed 5/19/10 Wed 5/19/10 8 COMMENCE PUMP HOUSE CLEARING WORK 0 days Fri 6/11/10 Fri 6/11/10 9 SITE CLEARED AND READY FOR MOBILIZATION 0 days Fri 6/11/10 Fri 6/11/10 10 WASA - T&TEC POWER TO SITE 480V/ 60HZ FEED 0 days Wed 6/30/10 Wed 6/30/10 11 WASA - 480V/3/60HZ AT PUMP HOUSE 0 days Wed 6/30/10 Wed 6/30/10 12 WASA - ALL PERMITS FOR OPERATION 0 days Thu 7/8/10 Thu 7/8/10 13 CONTAINTERIZED UNITS IN TRINIDAD 0 days Thu 5/20/10 Thu 5/20/10 14 SITE CLEARING AND PRELIMINARY EARTH WORK BEGINS 0 days Wed 5/19/10 Wed 5/19/10 15 CONSTRUCTION BEGINS ON TEMP INTAKE AND OUTFALL LINES 0 days Mon 6/14/10 Mon 6/14/10 16 CONSTRUCTION BEGINS ON INTAKE AND OUTFALL 0 days Mon 6/14/10 Mon 6/14/10 17 CONSTRUCTION BEGINS ON INTAKE BUILDING 0 days Mon 6/14/10 Mon 6/14/10 18 CONSTRUCTION BEGINS ON PHASE I CIVIL WORKS 0 days Mon 6/14/10 Mon 6/14/10 19 CONSTRUCTION BEGINS ON PHASE II CIVIL WORKS 0 days Fri 7/9/10 Fri 7/9/10 20 INSTALLATION OF PHASE I EQUIPMENT BEGINS 0 days Tue 7/13/10 Tue 7/13/10 21 WATER PRODUCTION DATES 99 days Tue 8/10/10 Mon 12/27/10 22 START-UP PHASE I WATER 1.25 IMGD 0 days Tue 8/10/10 Tue 8/10/10 23 START-UP PHASE II WATER 4.58 IMGD 0 days Mon 12/27/10 Mon 12/27/10 12/27 24 PROCESS ENGINEERING AND DESIGN 55 days Fri 5/7/10 Thu 7/22/10 29 CIVIL/ STRUCTURAL ENGINEERING AND DESIGN 30 days Fri 5/14/10 Thu 6/24/10 33 MECHANICALENGINEERING AND DESIGN 40 days Fri 6/11/10 Thu 8/5/10 41 ELECTRICAL ENGINEEERING AND DESIGN 65 days Fri 5/14/10 Thu 8/12/10 46 PROCUREMENT 115 days Fri 4/30/10 Thu 10/7/10 73 SHIPPING AND CUSTOMS CLEARANCE TIME 118 days Thu 5/13/10 Mon 10/25/10 115 CONSTRUCTION 158 days Wed 5/19/10 Mon 12/27/10 116 MOBILIZATION 0 days Wed 5/19/10 Wed 5/19/10 117 SITE CLEARING & PRELIMINARY EARTH WORK 5 days Thu 5/20/10 Wed 5/26/10 118 TEMP INTAKE AND OUTFALL LINES 35 days Mon 6/14/10 Fri 7/30/10 119 INTAKE AND OUTFALL REPAIRS AND IMPROVEMENTS 55 days Mon 6/14/10 Fri 8/27/10 120 INTAKE BUILDING REFURB 55 days Mon 6/14/10 Fri 8/27/10 121 PHASE I CIVIL WORKS 20 days Mon 6/14/10 Fri 7/9/10 122 PHASE II CIVIL WORKS 80 days Fri 7/9/10 Thu 10/28/10 123 PHASE I-CONSTRUCTION 22 days Mon 7/12/10 Tue 8/10/10 124 MECHANICAL INSTALLATION PHASE I 15 days Mon 7/12/10 Fri 7/30/10 125 ELECTRICAL INSTALLATION PHASE I 15 days Mon 7/12/10 Fri 7/30/10 126 START-UP AND COMMISSIONING PHASE I 7 days Mon 8/2/10 Tue 8/10/10 127 PHASE II CONSTRUCTION 62 days Fri 10/1/10 Mon 12/27/10 128 SWRO UNIT #1 35 days Fri 10/1/10 Thu 11/18/10 129 MECHANICAL INSTALLATION SWRO #1 25 days Fri 10/1/10 Thu 11/4/10 130 ELECTRICAL INSTALLATION SWRO #1 15 days Fri 10/22/10 Thu 11/11/10 131 START-UP AND COMMISSIONING SWRO #1 5 days Fri 11/12/10 Thu 11/18/10 132 SWRO UNIT #2 30 days Fri 10/15/10 Thu 11/25/10 133 MECHANICAL INSTALLATION SWRO #2 25 days Fri 10/15/10 Thu 11/18/10 134 ELECTRICAL INSTALLATION SWRO #2 15 days Fri 10/29/10 Thu 11/18/10 135 START-UP AND COMMISSIONING SWRO #2 5 days Fri 11/19/10 Thu 11/25/10 136 SWRO UNIT #3 30 days Fri 10/29/10 Thu 12/9/10 137 MECHANICAL INSTALLATION SWRO #3 25 days Fri 10/29/10 Thu 12/2/10 138 ELECTRICAL INSTALLATION SWRO #3 15 days Fri 11/12/10 Thu 12/2/10 139 START-UP AND COMMISSIONING UNIT #3 5 days Fri 12/3/10 Thu 12/9/10 140 SWRO UNIT #4 32 days Fri 11/12/10 Mon 12/27/10 141 MECHANICAL INSTALLATION SWRO UNIT #4 25 days Fri 11/12/10 Thu 12/16/10 142 ELECTRICAL INSTALLATION SWRO UNIT #4 15 days Fri 11/26/10 Thu 12/16/10 143 START-UP AND COMMISSIONING SWRO UNIT #4 7 days Fri 12/17/10 Mon 12/27/10 144 WATER PRODUCTION DATES 99 days Tue 8/10/10 Mon 12/27/10 145 PHASE I WATER 0 days Tue 8/10/10 Tue 8/10/10 8/10 146 PHASE II WATER 0 days Mon 12/27/10 Mon 12/27/10 12/27 Project: Trinidad WASA PT FORTIN Construction rev 6 (final) Date: Thu 5/6/10 Task Progress Summary External Tasks Deadline Split Milestone Project Summary External Milestone 5/12 5/19 5/20 5/19 6/11 6/30 6/30 7/8 8/10 6/11 6/14 6/14 6/14 6/14 7/9 7/13 5/19 Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Exhibit E

***

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Exhibit F

MUTUAL NON-DISCLOSURE AGREEMENT

This Non-Disclosure Agreement dated as of May 7th, 2010 (this “Mutual NDA”) is made by and between Seven Seas Water (Trinidad) Unlimited, Seven Seas Water Corporation (including its parents, subsidiaries and affiliates, “Seven Seas”)- members of the Seven Seas Water Group and Water & Sewerage Authority of Trinidad and Tobago (including its affiliates, the “Authority”).  Seven Seas and the Authority are also referred to individually as a “Party” and collectively as the “Parties.” In consideration of the mutual agreements and other provisions of this Mutual NDA, the parties hereto agree as follows:

1.                                      Scope of Confidential Information.

The party that is disclosing its Confidential Information is the “Disclosing Party.” The party that is the recipient of the Disclosing Party’s Confidential Information is the “Receiving Party.”

“Confidential Information” means any information or data, regardless of whether it is in tangible form, that is subsequently disclosed by or on behalf of the Disclosing Party to the Receiving Party, including all designs, reports and information related to or regarding the Disclosing Party’s business plans, business methodologies, strategies, technology, design work, software, drawings, specifications, development plans, employees, customers, prospective customers, billing records, pricing information, and products or services and all notes, analyses, compilations, studies, interpretations or other documents prepared by the Receiving Party for the benefit of the Disclosing Party or are otherwise prepared by the Receiving Party which contain, reflect or are based upon, in whole or in part, the information furnished by or on behalf of the Disclosing Party to the Receiving Party.

Confidential Information shall not include any information which:  (a) the Receiving Party can show by written record was in its possession prior to disclosure by the Disclosing Party; (b) is or becomes generally known to the public other than through the Receiving Party’s failure to observe the terms and conditions hereof; or (c) subsequent to disclosure to the Receiving Party by the Disclosing Party, is obtained by the Receiving Party from a third person who is lawfully in possession of such information and who is not in violation of any contractual, legal or fiduciary obligations to the Disclosing Party in making such disclosure to the Receiving Party and does not require the Receiving Party to refrain from disclosing such information to others.

2.                                      Use and Disclosure of Confidential Information.

The Receiving Party may only use the Confidential Information for the purpose of evaluating a potential business transaction or relationship with the Disclosing Party (the “Permitted Purpose”).  The Receiving Party must keep secret and shall not disclose, publish or make accessible to anyone any of the Confidential Information of the Disclosing Party, other than furnishing such Confidential Information to the Receiving Party’s employees who are required to have access to such Confidential Information in connection with the Permitted Purpose; provided that such employees are bound by written agreements respecting the Confidential Information in the manner set forth in this Mutual NDA.  In any event, the Receiving Party shall be responsible for any breach of this Mutual NDA by any of the Receiving Party’s employees.

Without the prior written consent of the Disclosing Party, the Receiving Party shall not, and shall instruct its employees not to, disclose to any other person the fact that the Confidential Information has been made available to the Receiving Party or that discussions or negotiations are taking place

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

concerning a possible business transaction or relationship involving the Disclosing Party and the Receiving Party or any of the terms, conditions or other facts with respect thereto (including the status thereof).

The Receiving Party shall use at least reasonable care and adequate measures to protect the security of the Confidential Information of the Disclosing Party and to ensure that any Confidential Information of the Disclosing Party is not disclosed or otherwise made available to other persons or used in violation of this Mutual NDA.  Such measures shall be at least the equivalent of measures which the Receiving Party uses to protect the Receiving Party’s own most valuable proprietary information.

3.                                      No Grant of Rights.  The provision of Confidential Information hereunder shall not transfer any right, title or interest in such information to Receiving Party.  Disclosing Party does not grant any express or implied right to Receiving Party to or under Disclosing Party’s patents, copyrights, trademarks, trade secret information or other proprietary rights.  All tangible embodiments of the Confidential Information of Disclosing Party {e.g., drawings, memoranda and notes) and all copies thereof, whether in hard-copy or machine-readable form and whether supplied by or on behalf of Disclosing Party or made by or for Receiving Party (collectively, the “Tangible Embodiments”), shall at all times be and remain the property of Disclosing Party.

4.                                      Remedies.  Receiving Party undertakes to indemnify and keep Disclosing Party at all times, fully indemnified from and against any loss or disclosure of Confidential Information and from all actions, proceedings, claims, demands, costs, awards, damages arising directly as a result of any breach or non performance by the Receiving Party of any of the undertakings or obligations under this Mutual NDA.

5.                                      Notice and Effect of Termination.  This Mutual NDA shall remain in effect until it is terminated by either party with thirty (30) days prior written notice.  The terms and conditions of this Mutual NDA shall survive any such termination with respect to Confidential Information that is disclosed prior to the Effective date of termination.  In addition, Section 6 shall survive any such termination for the period specified in such Section 6.

6.                                      Return of Confidential Information.  Upon the earlier of (a) the termination of the Water Sale Agreement entered into  on      May, 2010, (b) Disclosing Party’s written request or (c) such time as Receiving Party no longer requires the Confidential Information for the Permitted Purpose, Receiving Party agrees to promptly return to Disclosing Party or destroy all Confidential Information and any Tangible Embodiments that are in the possession or control of Receiving Party and to certify the return or destruction of all such Confidential Information and embodiments.

7.                                      No Warranty.  No warranty is made by either party under this Mutual NDA.  Any information exchanged under this Mutual NDA is provided “as is.”

8.                                      Miscellaneous.  This Mutual NDA does not create any agency or partnership relationship between the parties hereto.  This Mutual NDA shall be governed by and construed in accordance with the laws of Trinidad & Tobago, without giving effect to any conflicts of law provisions thereof that would result in the application of the laws of any other jurisdiction.  No amendment of the terms of this Mutual NDA shall be effective unless made in writing and executed by both parties hereto.  A failure or delay in exercising any right in respect to this Mutual NDA will not be presumed to operate as a waiver, and a single or partial exercise of any right will not be presumed to preclude any subsequent or further exercise of that right or the exercise of any other right.  Any modification or waiver of any provision of this Mutual NDA shall not be effective unless made in writing.  Any such waiver shall be effective only in the specific instance and for the purpose given.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

This Mutual NDA may be executed in two or more counterparts (which may be executed and transmitted by facsimile), each of which shall be deemed an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have caused this Mutual NDA to be executed below by their duly authorized signatories.

SEVEN SEAS WATER (TRINIDAD)
UNLIMITED

Name:	/s/John F. Curtis

Title: CHIEF FINANCIAL OFFICER/DIRECTOR

[Illegible]
WITNESS

WATER & SEWERAGE AUTHORITY
Trinidad & Tobago

Name:	[Illegible]	Name:	[Illegible]

Title: CHIEF EXECUTIVE OFFICER		Title: CORPORATE SECRETARY

[Illegible]		[Illegible]
WITNESS		WITNESS

Address for notices:		Address for notices:

Water and Sewerage Authority		Johnson, Camacho & Singh
Farm Road, St. Joseph		10 Sweet Briar Rd, St. Clair
Republic of Trinidad & Tobago WI		Port of Spain, Trinidad, WI
Attention: ***		Attention: ***

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

FIRST AMENDMENT TO THE
WATER SALE AGREEMENT

Between

Seven Seas Water (Trinidad) Unlimited,
Seven Seas Water Corporation and its affiliates
members of the Seven Seas Water Group
“Supplier”

And

WATER & SEWERAGE AUTHORITY OF TRINIDAD AND TOBAGO
“Client”

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

THIS FIRST AMENDMENT TO THE WATER SALE AGREEMENT (hereinafter, this “First Amendment”) is entered into this 10th day of October 2010 (the “First Amendment Effective Date”) by and between Seven Seas Water (Trinidad) Unlimited; Seven Seas Water Corporation and its affiliates - members of the Seven Seas Water Group (hereinafter called the “Supplier”) headquartered at 14400 Carlson Circle, Tampa, Florida, USA, and WATER & SEWERAGE AUTHORITY (hereinafter called the “Client”), located at Farm Road, Valsayn, St. Joseph, Trinidad, WI.  Client and Supplier shall each hereinafter be referred to as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into a water sale agreement on the 7th May 2010 (hereinafter the “WSA”) in respect of the Supplier agreeing to sell and the Client agreeing to buy Product Water (the “Project”).

WHEREAS, due to circumstances beyond its control, the Client was unable to complete its obligations under the Section 6 of the WSA.

WHEREAS, the Parties now wish to move forward with the Project and have agreed to amend the WSA in the manner hereinafter appearing in order to regularize and amend the scope and consequential provisions of the WSA.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and the monies to be paid hereunder, the receipt and sufficiency of which each of the Parties hereby irrevocably acknowledges, IT IS HEREBY AGREED as follows:

1.              DEFINTIONSAND INTERPRETATIONS

1.1                               Capitalized terms not defined in this First Amendment shall have the same meaning as set out in the WSA.

2.              AMENDMENT TO SECTION 2 - TERM OF THE AGREEMENT:

2.1                               Section 2.1 of the WSA is deleted and replaced with the following:

“2.1                         This Agreement shall commence upon the mutual execution and delivery of this Agreement by the Parties (the “Effective Date”) and shall continue for a period of one hundred and twenty months following the Phase Two Start Date of the System at the POINT FORTIN Site (the “Expiration Date”), or until this Agreement is otherwise terminated as expressly authorized herein.  “Agreement Term” means the term of this Agreement from the Effective Date until the latest of the Expiration Date, or the Option Period Expiration Date (as defined below), or until this Agreement is otherwise terminated as expressly authorized herein.  “Start Date” means the date on which a specific Phase of the System (as described in Exhibit A-l) has been installed and rendered operational, which, except as otherwise provided in this Agreement, shall be according to the timeline estimates presented in Exhibit D subject to the successful completion by Client of all of its obligations under Section 6 hereof, the successful completion of the Site Civil Works and Site Intake/Outfall Repairs and Improvements based on the estimated schedule at Exhibit D, and the satisfaction of the other conditions precedent set forth in this Agreement.  “Phase Two Start Date” means the date on which the System has been completely installed and rendered operational.”

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

2.2                               Section 2.2 of the WSA is deleted and replaced with the following:

“2.2                         Up to six (6) months before the Expiration Date (the “Extension Date”), Client shall have the option to provide Supplier with written notice of its request to extend the Agreement Term beyond the Expiration Date (an “Option Extension Notice”) for a mutually acceptable period (the “Option Period”) on mutually acceptable terms and conditions.  The Parties agree to negotiate the Option Period and the related terms and conditions of any such further extension of this Agreement beyond the Expiration Date in good faith and upon mutually agreeable terms to be documented in an amendment to this Agreement (an “Extension Amendment”).  For the purposes of this First Amendment, the “Option Period Expiration Date” means the expiration date of the Option Period as set forth in the Extension Amendment.  If Client fails to provide an Option Extension Notice to Supplier on or before the Extension Date or the Parties are unable to negotiate and execute an Extension Amendment on or before the Expiration Date, the Agreement Term will expire effective as of the Expiration Date.”

2.3       AMENDMENT TO SECTION 3 - MINIMUM PURCHASE AND DELIVERY COMMITMENTS:

2.3.1                     Section 3.2 of the WSA is deleted and replaced with the following:

“3.2                         Subject to Section 5.2 hereof, Supplier agrees to be able to deliver to Client a minimum amount of Product Water equal to (i) the Phase One Guaranteed Minimum Purchase during Phase One, (ii) the Phase Two Guaranteed Minimum Purchase from the Phase Two Start Date until the Expiration Date or the Option Period Expiration Date, as the case may be, averaged over each calendar month during the Agreement Term (the “Operations”).  If the System during any calendar month produces an amount of Product Water less than the Guaranteed Minimum Purchase for such month, Client’s payment obligations will be subject to adjustment pursuant to Section 4.2 hereof.  If the System during any consecutive three-month period produces an amount of Product Water less than *** of the Guaranteed Minimum Purchase for such three-month period (and the cause of such shortfall is not attributable to Client or any other causes set forth in Section 5.2 hereof), Client may provide written notice of default to Supplier pursuant to Section 13 hereof.  If Client fails to purchase the relevant Guaranteed Minimum Purchase at any time during the Agreement Term, Supplier (in addition to all of the other remedies available to Supplier under Section 12 hereof) shall be entitled to dismantle, remove and ship the System and charge Client for all costs incurred in connection therewith,”

3.              AMENDMENT TO SECTION 4 - CONSIDERATION:

3.1                               Section 4.1 of the WSA is deleted and replaced with the following:

“4.1                         Client’s obligation for all payments for Product Water under this Agreement shall be at a price payable in U.S. currency of ***  (US $ ***) per *** of Product Water delivered by Supplier (the “Water Rate”), applicable from Phase One Start Date through *** following Phase Two Start Date and *** (US $***) per cubic meter of Product Water delivered by Supplier from *** through month one hundred and twenty (120) following the Phase Two Start Date.  Additionally, *** will be made to the Water Rate effective from the Phase One Start Date if the Supplier’s cost of the Site Civil Works (except for the Client Site Work Preparations (as hereinafter defined) which are Client’s responsibility) and Site Intake/Outfall Repairs and

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Improvements *** in Sections 5.1.i and 5.1.j hereof, it being understood and agreed that Supplier will inform Client in a timely manner of timing and costs when estimated by selected civil works subcontractors and provide detailed, final accounting to Client within 60 days of completion of Site Civil Works and Site Intake/Outfall Repairs and Improvements (as set forth in Exhibits C and D).

4.              AMENDMENT TO SECTION 5 - RESPONSIBILITIES OF SUPPLIER:

4.1                               The following Section 5.1.1 is inserted after Section 5.1.k as follows:

“5.1.1               Provide support to Client with respect to the delivery and installation of a *** US gallon Product Water storage tank on the Premises (the “Product Water Storage Tank”).  It is understood and agreed that all costs and expenses relating to the delivery and installation of the Product Water Storage Tank, is the responsibility of the Client.”

4.2                               Section 5.2 of the WSA is deleted and replaced with the following:

“5.2(a)          Supplier shall not be responsible for a decrease in water production, quality of Product Water or System shutdown caused by the failure of Client to meet any of the requirements in Section 6 below, or contamination or change in the quality or quantity of the feed water as set forth in Exhibit B, or the unavailability of power, necessary to perform the Operations.  Should any of the aforementioned events limit the amount of Product Water produced by the System or result in a shutdown of the System, Client shall continue to make the payments required hereunder based upon the actual daily production of the System prior to the interruption or the applicable Guaranteed Minimum Purchase ***.  If any of the events described in this Section 5.2 should occur and result in a decrease in water production, quality of the Product Water or System shutdown, Supplier agrees to use its commercially reasonable efforts to assist Client in finding a solution to such interruption.

5.2(b)                Subject to the terms and conditions of this Agreement, the Product Water provided by Supplier (i) will meet the World Health Organization (“WHO”) standard for potable water salinity having a conductivity level not to exceed *** measured by the conductivity meter (the “Conductivity Meter”) to be installed by Supplier as part of the System and to be used for measuring the level of salinity in the Product Water produced by the System and (ii) will have a Turbidity of less than ***; a pH between ***  and *** and a residual free chlorine between *** and ***.”

4.3                               Section 5.3 of the WSA is deleted and replaced with the following:

“5.3                         The Product Water quality is warranted under Section 5.2(b) at the Conductivity Meter only.  In addition, if such standards change from those in effect on the Effective Date of this Agreement or if at any time during this Agreement Term the feed water fails to meet the specifications set forth on Exhibit B and if any such changes require additional equipment to be purchased or other capital investments to be made, Supplier, if requested by Client and provided it is commercially reasonable, will make such expenditures, as agreed between the Parties, and the Water Rate paid by Client as specified in Section 4 will be increased to amortize that capital investment over the *** of this Agreement.

Supplier’s Product Water quality obligations and warranties are contingent upon the feed water meeting the specifications set forth in Exhibit B.  Client may, at its expense, choose to have a water sample tested at a certified testing laboratory at any time.  If the System

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

during any *** produces water that fails to meet any of the Product Water parameters set forth in Section 5.2(b) (i.e. ***; Turbidity ***; pH below *** or above ***; or residual chlorine below *** or above ***;) (“Deficient Water”).  Client may, at its option, elect to accept the Deficient Water which shall upon such acceptance be deemed to be “Product Water” for purposes of this Agreement.  If, on the other hand, Client declines to accept the Deficient Water by written notice to Supplier (and the cause of such deficiency is not attributable to Client or any other causes set forth in Section 5.2 hereof), Supplier shall have a reasonable time (not to exceed ***; from the receipt of such notice from Client) to rectify the situation (the “Salinity Cure Period”).”

5.              AMENDMENT TO SECTION 6 - RESPONSIBILITIES OF CLIENT:

5.1                               Section 6.1.a of the WSA is deleted and replaced with the following:

“6.1.a               Prior to commencement of the Site Civil Works and Site Intake/Outfall Repairs and Improvements Client shall obtain a license from Petrotrin permitting full access to the Premises (“Petrotrin Licence”).  Thereafter and subject to the agreement of Petrotrin, Client shall enter into a lease with Petrotrin for the POINT FORTIN Site (“Petrotrin Lease”), on or by 24th September 2010, or the first board of directors meeting of Petrotrin, whichever is the later, for a minimum period of *** automatically renewable annually in the event of an extension of this Agreement, on such terms and conditions that are acceptable to all the Parties, including but not limited to any restrictions on operations with respect to hazardous area designation, PROVIDED HOWEVER that it is hereby agreed by Client that if there is a delay of more than three (3) months after the proposed 24th September 2010 in entering into the Petrotrin Lease the Client will use its commercially reasonable efforts to expand the scope of works within the Petrotrin Licence (with the concurrence of Petrotrin).

5.2                               Section 6.1.b of the WSA is deleted and replaced with the following:

“6.1.b               Prior to commencement of the Site Civil Works and Site Intake/Outfall Repairs and Improvements.  Client shall grant a sub-license to Supplier permitting lull access to the Premises.  Thereafter and subject to section 6.1.a. above, Client shall enter into a sub-lease with the Supplier, no later than *** after entering into the Petrotrin Lease, for the POINT FORTIN Site for a minimum period of *** automatically renewable annually in the event of an extension of this Agreement, on such terms and conditions that are acceptable to all the Parties and such sub-lease shall include, without limitation, an appropriate indemnity paragraph against any risks caused by existing Hazardous Materials on the POINT FORTIN Site as of the Effective date and no restrictions on operations with respect to hazardous area designation.”

5.3                               Section 6.2 of the WSA is deleted and replaced with the following:

“6.2                         Complete the Client Site Work Preparations and connections at the Premises in accordance with the specifications provided by Supplier to Client prior to the arrival of the System at the POINT FORTIN Site, including, without limitation, at the POINT FORTIN Site, provision of tie-in point to the Trinidad water supply for the product distribution line within fifty feet of the high service pump system, and provide a 12KV electrical supply and connection point at a mutually agreed upon Petrotrin site boundary point (as further specified at Exhibit D, collectively the “Client Site Work Preparations”).  It being understood and agreed that if Client fails to complete the Client Site Work Preparations prior to the arrival of the System at the POINT FORTIN Site in accordance with the Phase One schedule (as described in

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Exhibit D) and such failure persists for more than *** after such arrival (the “Client Grace Period”), Client shall pay Supplier (i) $*** for the first *** following the Client Grace Period and (ii) $*** for each additional *** following the Client Grace Period that Supplier is unable to install and render the System operational as a result of such failure.”

5.4                               Section 6.5 of the WSA is deleted and replaced with the following:

“6.5                         Provide sufficient uninterrupted amounts of 3-Phase, 60 Hz electrical power to enable the System to operate, and pay for all electricity consumed by the System during the Agreement Term.”

5.5                   Section 6.10 of the WSA is deleted and replaced with the following:

“6.10                  Provide all connecting piping external to the System piping to storage facility and distribution piping identified in Exhibit A-2.  Provide and maintain Product Water piping to the connecting flanges of the System at the Premises, and operate and maintain storage tanks and cisterns for Product Water and Product Water distribution systems.”

5.6                   A new Section 6.16 is inserted as follows:

“6.16                  Provide total cost reimbursement to Supplier for the installation of the Product Water Storage Tank, provided that Supplier obtains the prior approval from Client with respect to the total cost reimbursement, such approval not to be unreasonably withheld or delayed.”

[The remainder of this page has been left blank intentionally.]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

6.              AMENDMENT TO EXHIBIT A-l - DESCRIPTION OF SYSTEM

Exhibit A-l of the WSA is deleted and replaced with the following:

“Exhibit A-l

DESCRIPTION OF SYSTEM

The proposed 20,833 Cubic Meters per day (M3/D) Sea Water Reverse Osmosis (“SWRO”) plant is designed to provide redundancy and reliability.

Projected System Performance

Parameter	Performance 1st Pass
Net Production	20,833 M3/D
Product Salinity	***
Salt Removal Rate	***
Product Water Recovery	***
Operating Temperature	***
Operating Pressure	***

Phase One Process Description

Phase 1 will produce *** (*** or ***).

•                  Seawater will be pumped from the existing pump house located on the jetty, approximately *** from the plant site.  The intake pumps will be supplied electrical power from the existing pump house substation.  The water will be transferred via a renovated existing *** diameter cement lined steel pipe.  The pumps will be 2 xl 00% capacity, 1 duty 1 standby.

•                  Pretreatment of the seawater will be by the addition of coagulants prior to 2 stage Multi Media filtration.  1st stage will comprise of *** diameter FRP filters, these filters will be located on a concrete platform adjacent to the 2nd stage filters, The 2nd stage filters will be housed in *** containers *** and will comprise *** diameter FRP Filters.

•                  Desalting will be by *** Sea Water Reverse Osmosis systems prefabricated in *** containers, each system comprises all necessary pumps, pipes, RO Vessels, energy recovery systems; controls etc to produce ***of permeate water.  Each SWRO system is equipped with a 5 micron cartridge filtration system.

•                  Reject and backwash water will be returned to the ocean via a second existing renovated ***  diameter cement lined steel pipe.

•                  A remote control/monitoring system will also be supplied; this will initially be located in the ***.  Although each of the SWRO systems operate independently, a centralized control system will be used to control/ monitor all process operations including start/stop of the individual SWRO systems.

•                  Permeate from each of the SWRO containers will be fed calcium via a line slurry injection.  The permeate will also be injected with ***of chlorine before it is fed into the Product Water Storage Tank.  Water will be pumped from the Product Water Storage Tank into the Client’s distribution system using a high service pump system located at the site.  The water will be supplied at up to ***.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Phase Two Process Description

Phase II will produce *** (*** or ***) to give a total of 20,833 M3/D (5,500,000 USGPD or 4,579,700 IGPD).

•                  Additional pumps will be added to the pump station to expand the pumping capacity for Phase Two power for these pumps will be supplied from the existing pump house substation.  The water will be transferred via the same renovated ***  diameter cement lined steel pipe.

•                  Pretreatment of the seawater will be by the addition of coagulants prior to flocculation clarification followed by 2 stage Mufti Media filtration.  Each stage of filtration will comprise of *** diameter FRP filters.  The filters will, be located on a concrete platform adjacent to the SWRO Systems.

•                  A bank of 5 micron Cartridge Filters will be installed to provide additional protection to the membrane arrays.

•                  Desalting will be by ***  Sea Water Reverse Osmosis systems, each system comprises all necessary pumps, pipes, RO Vessels, energy recovery systems, controls etc to produce *** D of potable water.

•                  Reject water will be returned to the ocean via the second existing renovated ***  cement lined steel pipe.

•                  The remote control/monitoring system supplied for Phase One will be adapted for Phase Two, and this will be relocated to a new container equipped as a control room office.  Although each of the SWRO systems will operate independently, a centralized control system will be used to control/ monitor all process operations including start/stop of the individual SWRO systems.

•                  Permeate from each of the SWRO containers will be fed calcium via a line slurry injection.  The permeate will also be injected with ***  of chlorine before it is fed into the Product Water Storage Tank.  Water will be pumped from the Product Water Storage Tank into the Client’s distribution system using a high service pump system located at the site.  The water will be supplied at up to ***.

•                  Backwash water from the media filters will be collected in a holding tank, this will be blended with the sludge from the clarifiers as this is passed to a thickening system; filtrate from this system will be blended with the reject water going to the ocean.  The thickened sludge will then be processed by belt press to provide a material that will be disposed of at a regulated landfill.

•                  Cleanings will occasionally be performed on the SWRO trains.  A chemical cleaning system will be supplied to perform the required cleanings.  Chemicals used during the cleaning process will be neutralized after cleanings and disposed through the brine discharge line.

[The remainder of this page has been left blank intentionally.]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

7.              AMENDMENT TO EXHIBIT C - PRICING SCHEDULE:

Exhibit C to the WSA is deleted and replaced with the following:

“Exhibit C

Pricing Schedule

	Average Minimum Consumption	Price per ***	Estimated Electricity Usage for SWRO (***) at ***
Phase One *** (***)	All Water Produced (up to system design)	US$ ***	Less than *** (***)

Phase Two 20,833 Md/D (4,583,000 IGPD)	All Water Produced (up to system design)	US$ *** for *** after Phase Two Start Date US$ *** for *** through one hundred and twenty after Phase Two Start Date	Less than *** (***)

Notes:

1)             The pricing above assumes that Phase One will be a term of no less than ***) but no more than *** and Phase Two will be for a ten (10) year term.

2)             ***  percent of the pricing above will be subject to a *** adjustment starting from the production start date (i.e. if Phase Two were to start producing water *** after Phase One, and the *** was ***  for that year, the Phase Two price at *** from the Phase One Start Date would be ***.

3)             The minimum consumption level presented above will be averaged over each monthly invoice period.

In the event that the actual costs incurred by Supplier with respect to Site Civil Works (see Section 5.1.i) and Intake/Outfall rehabilitation and Improvements (See Section 5.1 j.) (except for the Client Site Work Preparations (as hereinafter defined) which are Client’s responsibility) exceeds or is less than the estimated amount in Sections 5.1.i and 5.1.j., Supplier will inform client in a timely manner of time and costs when estimated by selected civil works subcontractors and provide detailed, final accounting within 60 days of completion of site civil works, (as set forth in Exhibit D).

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Average Monthly Water Shortfall Tariff Penalty Table

% Shortfall of Contractual Minimum	Water Tariff Reduction Rate
0-19% shortfall of Minimum	***
20-30% shortfall of Minimum	***
31.-40% shortfall of Minimum	***
41-50% shortfall of Minim um	***
5 3-60% shortfall of Minimum	***
Greater than 60% shortfall of Minimum	***

By example: During Phase Two where the average monthly guaranteed amount is *** (20,833 M3/D x ***), and Supplier is able to deliver only *** for the month, then the Client’s water payment to Supplier for that month will be *** by ***.”

8.              AMENDMENT TO EXHIBITD-SCHEDULE

8.1.                            Exhibit D - Schedule of the WSA relating to the timeline schedule will be deleted and replaced with the Exhibit D - Schedule attached hereto.

9.              FINAL PROVISION

All other terms and conditions of the WSA continue to apply without any amendments and govern this First Amendment to the WSA.

[The remainder of this page has been left blank intentionally.]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment by their duly authorized representatives, as of the First Amendment Effective Date.

SEVEN SEAS WATER (TRINIDAD)
UNLIMITED

Name:	/s/John F. Curtis
Title:	PRESIDENT/DIRECTOR

[Illegible]
WITNESS

WATER & SEWERAGE AUTHORITY
Trinidad & Tobago

Name:	[Illegible]	Name:	/s/Dion Abdool

Title:	CHIEF EXECUTIVE OFFICER	Title:	CORPORATE SECRETARY

[Illegible]		[Illegible]
WITNESS		WITNESS

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

EXHIBIT D - SCHEDULE

WASA POINT FORTIN
4.5 IMGD SWRO
SEVEN SEAS WATER

Qtr 2, 2010 (Apr May Jun) | Qtr 3, 2010 (Jul Aug Sep) | Qtr 4, 2010 (Oct Nov Dec) | Qtr 1, 2011 (Jan Feb Mar) | Qtr 2, 2011 (Apr May Jun)

ID	Indicators	Task Name	Duration	Start	Finish	Chart label
1		**WASA SWRO PROJECT SCHEDULE**	**247 days**	**Fri 5/7/10**	**Mon 4/18/11**	67%
2		**CONTRACT MILESTONES**	**167 days**	**Fri 5/7/10**	**Mon 12/27/10**	7%
3	✓	CONTRACT SIGNING	1 day	Fri 5/7/10	Fri 5/7/10	100%
4	✓	LICENSE AGREEMENT RECEIVED	1 day	Tue 7/13/10	Tue 7/13/10	100%
5		PETROTRIN CERTIFICATION OF SITE CLASSIFICATION	0 days	Fri 9/10/10	Fri 9/10/10	9/10
6		WASA - OBTAINS LAND LEASE AND EXECUTES SUBLEAS	0 days	Fri 9/17/10	Fri 9/17/10	9/17
7		AS IS STUDY	25 days	Tue 9/14/10	Mon 10/18/10	0%
8		COMMENCE SITE CLEARING WORK	0 days	Mon 9/20/10	Mon 9/20/10	9/20
9		COMMENCE PUMP HOUSE CLEARING WORK	0 days	Mon 10/18/10	Mon 10/18/10	10/18
10		SITE CLEARED AND READY FOR MOBILIZATION	0 days	Mon 9/20/10	Mon 9/20/10	9/20
11		WASA - T&TEC POWER TO SITE 480V/ 60HZ FEED	0 days	Tue 11/30/10	Tue 11/30/10	11/30
12		WASA - 480V/3/60HZ AT PUMP HOUSE	0 days	Mon 12/27/10	Mon 12/27/10	12/27
13		WASA - ALL PERMITS FOR OPERATION	0 days	Wed 12/8/10	Wed 12/8/10	12/8
14	✓	CONTAINTERIZED UNITS IN TRINIDAD	0 days	Wed 5/19/10	Wed 5/19/10	5/19
15		CONSTRUCTION BEGINS ON INTAKE AND OUTFALL	0 days	Tue 11/2/10	Tue 11/2/10	11/2
16		CONSTRUCTION BEGINS ON INTAKE BUILDING	0 days	Tue 11/2/10	Tue 11/2/10	11/2
17		CONSTRUCTION BEGINS ON PHASE I CIVIL WORKS	0 days	Fri 10/1/10	Fri 10/1/10	10/1
18		CONSTRUCTION BEGINS ON PHASE II CIVIL WORKS	0 days	Fri 10/1/10	Fri 10/1/10	10/1
19		INSTALLATION OF PHASE I EQUIPMENT BEGINS	0 days	Mon 11/29/10	Mon 11/29/10	11/29
20		**WATER PRODUCTION DATES**	**70 days**	**Mon 1/10/11**	**Mon 4/18/11**	0%
21		START-UP PHASE I WATER 1.25 IMGD	0 days	Mon 1/10/11	Mon 1/10/11	1/10
22		START-UP PHASE II WATER 1.145 IMGD SWRO #1	0 days	Mon 2/28/11	Mon 2/28/11	2/28
23		START-UP PHASE II WATER 1.145 IMGD SWRO #2	0 days	Mon 3/7/11	Mon 3/7/11	3/7
24		START-UP PHASE II WATER 1.145 IMGD SWRO #3	0 days	Mon 3/28/11	Mon 3/28/11	3/28
25		START-UP PHASE II WATER 1.145 IMGD SWRO #4	0 days	Mon 4/18/11	Mon 4/18/11	4/18
26		START-UP PHASE II WATER 4.58 IMGD (Complete)	0 days	Mon 4/18/11	Mon 4/18/11	4/18
27	✓	**PROCESS ENGINEERING AND DESIGN**	**85 days**	**Mon 5/10/10**	**Fri 9/3/10**	100%
28	✓	PROCESS FLOW DIAGRAM	50 days	Mon 5/10/10	Fri 7/16/10	100%
29	✓	PROCESS AND INSTRUMENT DIAGRAM	62 days	Thu 6/10/10	Fri 9/3/10	100%
30	✓	PROCESS DESCRIPTION	30 days	Mon 7/26/10	Fri 9/3/10	100%
31	✓	PROCESS LOGIC DESCRIPTION	30 days	Mon 7/26/10	Fri 9/3/10	100%
32		**CIVIL/ STRUCTURAL ENGINEERING AND DESIGN**	**104 days**	**Mon 5/10/10**	**Thu 9/30/10**	85%
33	✓	SITE PLAN	85 days	Mon 5/10/10	Fri 9/3/10	100%
34	✓	CORE STUDY	2 days	Thu 7/29/10	Fri 7/30/10	100%
35		CIVIL STRUCTURAL DETAILS	33 days	Tue 8/17/10	Thu 9/30/10	45%
36		**MECHANICALENGINEERING AND DESIGN**	**87.5 days**	**Mon 6/7/10**	**Wed 10/6/10**	83%
37		INTAKE/ OUTFALL DETAILS	15 days	Mon 7/19/10	Wed 10/6/10	77%
38		SITE PIPE DETAILS	32 days	Mon 6/7/10	Fri 10/1/10	53%
39	✓	PRE-TREATMENT DETAILS	52 days	Thu 6/10/10	Fri 8/20/10	100%
40	✓	SWRO DETAILS	40 days	Mon 7/5/10	Fri 8/27/10	100%
41		POST-TREATMENT DETAILS	16 days	Mon 8/9/10	Fri 9/17/10	69%
42		STORAGE AND DISTRIBUTION DETAILS	15 days	Mon 8/9/10	Mon 9/20/10	63%
43		**ELECTRICAL ENGINEEERING AND DESIGN**	**52.5 days**	**Mon 7/19/10**	**Wed 9/29/10**	83%
44	✓	MAIN POWER (SUBSTATION DESIGN)	15 days	Mon 7/19/10	Fri 8/6/10	100%
45	✓	LOW VOLTAGE DESIGN	15 days	Mon 7/19/10	Fri 8/6/10	100%
46		CONTROL DESIGN	30 days	Mon 8/9/10	Fri 9/17/10	83%
47		PLC/HMI AND SCADA PROGRAMMING	15 days	Mon 8/16/10	Wed 9/29/10	50%
48		**PROCUREMENT**	**159 days**	**Thu 5/13/10**	**Tue 12/21/10**	61%
49		**LONG LEAD ITEMS**	**159 days**	**Thu 5/13/10**	**Tue 12/21/10**	61%
50		SWITCHGEAR/ VFDS	48 days	Mon 7/19/10	Wed 9/22/10	83%
51	✓	TRANSFORMERS	5 days	Mon 8/9/10	Fri 8/13/10	100%
52	✓	PUMPS	30 days	Mon 7/19/10	Fri 8/27/10	100%
53		ELECTRICAL MATERIAL	30 days	Mon 9/13/10	Fri 10/22/10	0%
54	✓	SWRO CONTAINERS QTY 6	1 day	Thu 5/13/10	Thu 5/13/10	100%
55		MMF VESSELS QTY 12 (PHASE I)	71 days	Thu 6/10/10	Thu 9/16/10	94%
56		MMF VESSELS QTY 8 (SWRO #1)	64 days	Thu 7/15/10	Tue 10/12/10	66%
57		MMF VESSELS QTY 8 (SWRO #2)	64 days	Thu 8/19/10	Tue 11/16/10	27%
58		MMF VESSELS QTY 8 (SWRO #3)	64 days	Thu 9/23/10	Tue 12/21/10	0%
59		MMF VESSELS QTY 8 (SWRO #4)	64 days	Thu 9/23/10	Tue 12/21/10	0%
60		MECHANICAL MATERIAL PHASE I	35 days	Mon 10/4/10	Fri 11/19/10	0%
61		SWRO VESSEL RACK PHASE II	70 days	Fri 7/30/10	Thu 11/4/10	44%
62		HP PUMP 1	90 days	Fri 5/21/10	Thu 9/23/10	0%
63		HP PUMP 2	90 days	Fri 5/21/10	Thu 9/23/10	90%
64		HP PUMP 3	90 days	Fri 5/21/10	Thu 9/23/10	90%
65		HP PUMP 4	90 days	Fri 5/21/10	Thu 9/23/10	90%
66		ERI BOOST PUMP 1	94 days	Mon 5/17/10	Thu 9/23/10	90%
67		ERI BOOST PUMP 2	94 days	Mon 5/17/10	Thu 9/23/10	90%
68		ERI BOOST PUMP3	94 days	Mon 5/17/10	Thu 9/23/10	90%
69		ERI BOOST PUMP 4	94 days	Mon 5/17/10	Thu 9/23/10	90%
70		MEMBRANES UNITS 1 AND 2	57.97 days	Fri 6/18/10	Fri 11/19/10	0%
71		MEMBRANES UNITS 3 AND 4	111 days	Fri 6/18/10	Fri 11/19/10	0%
72	✓	HP PIPE WORK UNITS 1 AND 2	80 days	Mon 5/17/10	Fri 9/3/10	100%
73		HP PIPE WORK UNITS 3 AND 4	100 days	Mon 5/17/10	Fri 10/1/10	85%
74		CIP SYSTEM	45 days	Mon 8/16/10	Fri 10/15/10	44%
75		TANKS	41 days	Fri 7/30/10	Fri 9/24/10	76%
76		MECHANICAL MATERIAL UNITS 1 AND 2	25 days	Mon 8/16/10	Fri 9/17/10	80%
77		MECHANICAL MATERIAL UNITS 3 AND 4	25 days	Mon 8/16/10	Fri 9/17/10	80%
78		ELECTRICAL MATERIAL UNITS 1 AND 2	25 days	Mon 8/16/10	Fri 9/17/10	80%
79		ELECTRICAL MATERIAL UNITS 3 AND 4	25 days	Mon 8/16/10	Fri 9/17/10	80%
80		**SHIPPING AND CUSTOMS CLEARANCE TIME**	**171 days**	**Thu 5/13/10**	**Thu 1/6/11**	3%
81		**PHASE I**	**149 days**	**Thu 5/13/10**	**Tue 12/7/10**	20%
82	✓	CONTAINERIZED UNITS	5 days	Thu 5/13/10	Wed 5/19/10	100%
83		MMF VESSELS	12 days	Thu 9/2/10	Fri 10/1/10	20%
84		ELECTRICAL MATERIALS PHASE I	12 days	Mon 10/25/10	Tue 11/9/10	0%
85		MECHANICAL MATERIALS PHASE I	12 days	Mon 11/22/10	Tue 12/7/10	0%
86		MEDIA AND MEMBRANES PHASE I	12 days	Thu 5/20/10	Fri 6/4/10	0%
87		TRANSFORMERS/SWITCH GEAR	12 days	Thu 9/23/10	Fri 10/8/10	0%
88		TANKS	12 days	Mon 9/27/10	Tue 10/12/10	0%
89		PUMPS	12 days	Mon 8/30/10	Tue 9/14/10	83%
90		**SWRO UNIT #1**	**67 days**	**Mon 9/6/10**	**Tue 12/7/10**	0%
91		1 MGD SWRO UNIT	12 days	Fri 11/5/10	Mon 11/22/10	0%
92		HP PUMP	35 days	Fri 9/24/10	Thu 11/11/10	0%

Project: working Trinidad WASA PT F(
Date: Tue 9/14/10

Critical		Baseline		Project Summary	
Critical Split		Baseline Split		External Tasks	
Critical Progress		Baseline Milestone	◇	External Milestone	◇
Task		Milestone	◆	Deadline	⇩
Split		Summary Progress			
Task Progress		Summary			

Page 1

4.5 IMGD SWRO EXHIBIT D - SCHEDULEWASA POINT FORTIN SEVEN SEAS WATER IDTask NameDurationStartFinishQtr 2, 2010 Qtr 3, 2010 Qtr 4, 2010 Qtr 1, 2011 Qtr 2, 2011 Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun 1WASA SWRO PROJECT SCHEDULE247 daysFri 5/7/10Mon 4/18/1167% 2CONTRACT MILESTONES167 daysFri 5/7/10Mon 12/27/107% 3CONTRACT SIGNING1 dayFri 5/7/10Fri 5/7/10100% 4LICENSE AGREEMENT RECEIVED1 dayTue 7/13/10Tue 7/13/10100% 5PETROTRIN CERTIFICATION OF SITE CLASSIFICATION0 daysFri 9/10/10Fri 9/10/109/10 6WASA - OBTAINS LAND LEASE AND EXECUTES SUBLEAS0 daysFri 9/17/10Fri 9/17/109/17 7AS IS STUDY25 daysTue 9/14/10Mon 10/18/100% 8COMMENCE SITE CLEARING WORK0 daysMon 9/20/10Mon 9/20/109/20 9COMMENCE PUMP HOUSE CLEARING WORK0 days Mon 10/18/10Mon 10/18/1010/18 10SITE CLEARED AND READY FOR MOBILIZATION0 daysMon 9/20/10Mon 9/20/109/20 11WASA - T&TEC POWER TO SITE 480V/ 60HZ FEED0 daysTue 11/30/10Tue 11/30/1011/30 12WASA - 480V/3/60HZ AT PUMP HOUSE0 days Mon 12/27/10Mon 12/27/1012/27 13WASA - ALL PERMITS FOR OPERATION0 daysWed 12/8/10Wed 12/8/1012/8 14CONTAINTERIZED UNITS IN TRINIDAD0 daysWed 5/19/10Wed 5/19/105/19 15CONSTRUCTION BEGINS ON INTAKE AND OUTFALL0 daysTue 11/2/10Tue 11/2/1011/2 16CONSTRUCTION BEGINS ON INTAKE BUILDING0 daysTue 11/2/10Tue 11/2/1011/2 17CONSTRUCTION BEGINS ON PHASE I CIVIL WORKS0 daysFri 10/1/10Fri 10/1/1010/1 18CONSTRUCTION BEGINS ON PHASE II CIVIL WORKS0 daysFri 10/1/10Fri 10/1/1010/1 19INSTALLATION OF PHASE I EQUIPMENT BEGINS0 days Mon 11/29/10Mon 11/29/1011/29 20WATER PRODUCTION DATES70 daysMon 1/10/11Mon 4/18/110% 21START-UP PHASE I WATER 1.25 IMGD0 daysMon 1/10/11Mon 1/10/111/10 22START-UP PHASE II WATER 1.145 IMGD SWRO #10 daysMon 2/28/11Mon 2/28/112/28 23START-UP PHASE II WATER 1.145 IMGD SWRO #20 daysMon 3/7/11Mon 3/7/113/7 24START-UP PHASE II WATER 1.145 IMGD SWRO #30 daysMon 3/28/11Mon 3/28/113/28 25START-UP PHASE II WATER 1.145 IMGD SWRO #40 daysMon 4/18/11Mon 4/18/114/18 26START-UP PHASE II WATER 4.58 IMGD (Complete)0 daysMon 4/18/11Mon 4/18/114/18 27PROCESS ENGINEERING AND DESIGN85 daysMon 5/10/10Fri 9/3/10100% 28PROCESS FLOW DIAGRAM50 daysMon 5/10/10Fri 7/16/10100% 29PROCESS AND INSTRUMENT DIAGRAM62 daysThu 6/10/10Fri 9/3/10100% 30PROCESS DESCRIPTION30 daysMon 7/26/10Fri 9/3/10100% 31PROCESS LOGIC DESCRIPTION30 daysMon 7/26/10Fri 9/3/10100% 32CIVIL/ STRUCTURAL ENGINEERING AND DESIGN104 daysMon 5/10/10Thu 9/30/1085% 33SITE PLAN85 daysMon 5/10/10Fri 9/3/10100% 34CORE STUDY2 daysThu 7/29/10Fri 7/30/10100% 35CIVIL STRUCTURAL DETAILS33 daysTue 8/17/10Thu 9/30/1045% 36MECHANICALENGINEERING AND DESIGN87.5 daysMon 6/7/10Wed 10/6/1083% 37INTAKE/ OUTFALL DETAILS15 daysMon 7/19/10Wed 10/6/1077% 38SITE PIPE DETAILS32 daysMon 6/7/10Fri 10/1/1053% 39PRE-TREATMENT DETAILS52 daysThu 6/10/10Fri 8/20/10100% 40SWRO DETAILS40 daysMon 7/5/10Fri 8/27/10100% 41POST-TREATMENT DETAILS16 daysMon 8/9/10Fri 9/17/1069% 42STORAGE AND DISTRIBUTION DETAILS15 daysMon 8/9/10Mon 9/20/1063% 43ELECTRICAL ENGINEEERING AND DESIGN52.5 daysMon 7/19/10Wed 9/29/1083% 44MAIN POWER (SUBSTATION DESIGN)15 daysMon 7/19/10Fri 8/6/10100% 45LOW VOLTAGE DESIGN15 daysMon 7/19/10Fri 8/6/10100% 46CONTROL DESIGN30 daysMon 8/9/10Fri 9/17/1083% 47PLC/HMI AND SCADA PROGRAMMING15 daysMon 8/16/10Wed 9/29/1050% 48PROCUREMENT159 daysThu 5/13/10Tue 12/21/1061% 49LONG LEAD ITEMS159 daysThu 5/13/10Tue 12/21/1061% 50SWITCHGEAR/ VFDS48 daysMon 7/19/10Wed 9/22/1083% 51TRANSFORMERS5 daysMon 8/9/10Fri 8/13/10100% 52PUMPS30 daysMon 7/19/10Fri 8/27/10100% 53ELECTRICAL MATERIAL30 daysMon 9/13/10Fri 10/22/100% 54SWRO CONTAINERS QTY 61 dayThu 5/13/10Thu 5/13/10100% 55MMF VESSELS QTY 12 (PHASE I)71 daysThu 6/10/10Thu 9/16/1094% 56MMF VESSELS QTY 8 (SWRO #1)64 daysThu 7/15/10Tue 10/12/1066% 57MMF VESSELS QTY 8 (SWRO #2)64 daysThu 8/19/10Tue 11/16/1027% 58MMF VESSELS QTY 8 (SWRO #3)64 daysThu 9/23/10Tue 12/21/100% 59MMF VESSELS QTY 8 (SWRO #4)64 daysThu 9/23/10Tue 12/21/100% 60MECHANICAL MATERIAL PHASE I35 daysMon 10/4/10Fri 11/19/100% 61SWRO VESSEL RACK PHASE II70 daysFri 7/30/10Thu 11/4/1044% 62HP PUMP 190 daysFri 5/21/10Thu 9/23/100% 63HP PUMP 290 daysFri 5/21/10Thu 9/23/1090% 64HP PUMP 390 daysFri 5/21/10Thu 9/23/1090% 65HP PUMP 490 daysFri 5/21/10Thu 9/23/1090% 66ERI BOOST PUMP 194 daysMon 5/17/10Thu 9/23/1090% 67ERI BOOST PUMP 294 daysMon 5/17/10Thu 9/23/1090% 68ERI BOOST PUMP394 daysMon 5/17/10Thu 9/23/1090% 69ERI BOOST PUMP 494 daysMon 5/17/10Thu 9/23/1090% 70MEMBRANES UNITS 1 AND 257.97 daysFri 6/18/10Fri 11/19/100% 71MEMBRANES UNITS 3 AND 4111 daysFri 6/18/10Fri 11/19/100% 72HP PIPE WORK UNITS 1 AND 280 daysMon 5/17/10Fri 9/3/10100% 73HP PIPE WORK UNITS 3 AND 4100 daysMon 5/17/10Fri 10/1/1085% 74CIP SYSTEM45 daysMon 8/16/10Fri 10/15/1044% 75TANKS41 daysFri 7/30/10Fri 9/24/1076% 76MECHANICAL MATERIAL UNITS 1 AND 225 daysMon 8/16/10Fri 9/17/1080% 77MECHANICAL MATERIAL UNITS 3 AND 425 daysMon 8/16/10Fri 9/17/1080% 78ELECTRICAL MATERIAL UNITS 1 AND 225 daysMon 8/16/10Fri 9/17/1080% 79ELECTRICAL MATERIAL UNITS 3 AND 425 daysMon 8/16/10Fri 9/17/1080% 80SHIPPING AND CUSTOMS CLEARANCE TIME171 daysThu 5/13/10Thu 1/6/113% 81PHASE I149 daysThu 5/13/10Tue 12/7/1020% 82CONTAINERIZED UNITS5 daysThu 5/13/10Wed 5/19/10100% 83MMF VESSELS12 daysThu 9/2/10Fri 10/1/1020% 84ELECTRICAL MATERIALS PHASE I12 days Mon 10/25/10Tue 11/9/100% 85MECHANICAL MATERIALS PHASE I12 days Mon 11/22/10Tue 12/7/100% 86MEDIA AND MEMBRANES PHASE I12 daysThu 5/20/10Fri 6/4/100% 87TRANSFORMERS/SWITCH GEAR12 daysThu 9/23/10Fri 10/8/100% 88TANKS12 daysMon 9/27/10Tue 10/12/100% 89PUMPS12 daysMon 8/30/10Tue 9/14/1083% 90SWRO UNIT #167 daysMon 9/6/10Tue 12/7/100% 911 MGD SWRO UNIT12 daysFri 11/5/10Mon 11/22/100% 92HP PUMP35 daysFri 9/24/10Thu 11/11/100% Project: working Trinidad WASA PT FO Date: Tue 9/14/10 CriticalBaselineProject Summary Critical SplitBaseline SplitExternal Tasks Critical ProgressBaseline MilestoneExternal Milestone TaskMilestoneDeadline SplitSummary Progress Task ProgressSummary Page 1

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

EXHIBIT D - SCHEDULE

WASA POINT FORTIN
4.5 IMGD SWRO
SEVEN SEAS WATER

ID	Indicators	Task Name	Duration	Start	Finish
93		ERI BOOST PUMP	12 days	Fri 9/24/10	Mon 10/11/10
94		MEMBRANES	12 days	Mon 11/22/10	Tue 12/7/10
95		HP PIPE WORK	12 days	Mon 9/6/10	Tue 9/21/10
96		MMF VESSELS	12 days	Wed 10/13/10	Thu 10/28/10
97		MECHANICAL MATERIAL	12 days	Mon 9/20/10	Tue 10/5/10
98		ELECTRICAL MATERIAL	12 days	Mon 9/20/10	Tue 10/5/10
99		CIP SYSTEM	12 days	Mon 10/18/10	Tue 11/2/10
100		**SWRO UNIT #2**	**57 days**	**Mon 9/20/10**	**Tue 12/7/10**
101		1 MGD SWRO UNIT	12 days	Fri 11/5/10	Mon 11/22/10
102		HP PUMP	35 days	Fri 9/24/10	Thu 11/11/10
103		ERI BOOST PUMP	12 days	Fri 9/24/10	Mon 10/11/10
104		MEMBRANES	12 days	Mon 11/22/10	Tue 12/7/10
105		HP PIPE WORK	12 days	Mon 10/4/10	Tue 10/19/10
106		MMF VESSELS	12 days	Wed 11/17/10	Thu 12/2/10
107		MECHANICAL MATERIAL	12 days	Mon 9/20/10	Tue 10/5/10
108		ELECTRICAL MATERIAL	12 days	Mon 9/20/10	Tue 10/5/10
109		**SWRO UNIT #3**	**79 days**	**Mon 9/20/10**	**Thu 1/6/11**
110		1 MGD SWRO UNIT	12 days	Fri 11/5/10	Mon 11/22/10
111		HP PUMP	35 days	Fri 9/24/10	Thu 11/11/10
112		ERI BOOST PUMP	12 days	Fri 9/24/10	Mon 10/11/10
113		MEMBRANES	12 days	Mon 11/22/10	Tue 12/7/10
114		HP PIPE WORK	12 days	Mon 10/4/10	Tue 10/19/10
115		MMF VESSELS	12 days	Wed 12/22/10	Thu 1/6/11
116		MECHANICAL MATERIAL	12 days	Mon 9/20/10	Tue 10/5/10
117		ELECTRICAL MATERIAL	12 days	Mon 9/20/10	Tue 10/5/10
118		**SWRO UNIT #4**	**79 days**	**Mon 9/20/10**	**Thu 1/6/11**
119		1 MGD SWRO UNIT	12 days	Fri 11/5/10	Mon 11/22/10
120		HP PUMP	35 days	Fri 9/24/10	Thu 11/11/10
121		ERI BOOST PUMP	12 days	Fri 9/24/10	Mon 10/11/10
122		MEMBRANES	12 days	Mon 11/22/10	Tue 12/7/10
123		HP PIPE WORK	12 days	Mon 10/4/10	Tue 10/19/10
124		MMF VESSELS	12 days	Wed 12/22/10	Thu 1/6/11
125		MECHANICAL MATERIAL	12 days	Mon 9/20/10	Tue 10/5/10
126		ELECTRICAL MATERIAL	12 days	Mon 9/20/10	Tue 10/5/10
127		**CONSTRUCTION**	**156 days**	**Mon 9/13/10**	**Mon 4/18/11**
128		MOBILIZATION	5 days	Mon 9/13/10	Fri 9/17/10
129		SITE CLEARING & PRELIMINARY EARTH WORK	5 days	Mon 9/20/10	Fri 9/24/10
130		INTAKE AND OUTFALL REPAIRS AND IMPROVEMENTS	55 days	Tue 11/2/10	Mon 1/17/11
131		INTAKE BUILDING REFURB	55 days	Tue 11/2/10	Mon 1/17/11
132		PHASE I CIVIL WORKS	40 days	Fri 10/1/10	Thu 11/25/10
133		PHASE II CIVIL WORKS	50 days	Fri 10/1/10	Thu 12/9/10
134		**PHASE I- CONSTRUCTION**	**32 days**	**Fri 11/26/10**	**Mon 1/10/11**
135		MECHANICAL INSTALLATION PHASE I	25 days	Fri 11/26/10	Thu 12/30/10
136		ELECTRICAL INSTALLATION PHASE I	25 days	Fri 11/26/10	Thu 12/30/10
137		START-UP AND COMMISSIONING PHASE I	7 days	Fri 12/31/10	Mon 1/10/11
138		**PHASE II CONSTRUCTION**	**105 days**	**Tue 11/23/10**	**Mon 4/18/11**
139		**SWRO UNIT #1**	**70 days**	**Tue 11/23/10**	**Mon 2/28/11**
140		MECHANICAL INSTALLATION SWRO #1	30 days	Tue 11/23/10	Mon 1/3/11
141		ELECTRICAL INSTALLATION SWRO #1	25 days	Tue 1/18/11	Mon 2/21/11
142		START-UP AND COMMISSIONING SWRO #1	5 days	Tue 2/22/11	Mon 2/28/11
143		**SWRO UNIT #2**	**60 days**	**Tue 12/14/10**	**Mon 3/7/11**
144		MECHANICAL INSTALLATION SWRO #2	30 days	Tue 12/14/10	Mon 1/24/11
145		ELECTRICAL INSTALLATION SWRO #2	25 days	Tue 1/25/11	Mon 2/28/11
146		START-UP AND COMMISSIONING SWRO #2	5 days	Tue 3/1/11	Mon 3/7/11
147		**SWRO UNIT #3**	**60 days**	**Tue 1/4/11**	**Mon 3/28/11**
148		MECHANICAL INSTALLATION SWRO #3	30 days	Tue 1/4/11	Mon 2/14/11
149		ELECTRICAL INSTALLATION SWRO #3	25 days	Tue 2/15/11	Mon 3/21/11
150		START-UP AND COMMISSIONING UNIT #3	5 days	Tue 3/22/11	Mon 3/28/11
151		**SWRO UNIT #4**	**60 days**	**Tue 1/25/11**	**Mon 4/18/11**
152		MECHANICAL INSTALLATION SWRO UNIT #4	30 days	Tue 1/25/11	Mon 3/7/11
153		ELECTRICAL INSTALLATION SWRO UNIT #4	25 days	Tue 3/8/11	Mon 4/11/11
154		START-UP AND COMMISSIONING SWRO UNIT #4	5 days	Tue 4/12/11	Mon 4/18/11
155		**WATER PRODUCTION DATES**	**70 days**	**Mon 1/10/11**	**Mon 4/18/11**
156		PHASE I WATER	0 days	Mon 1/10/11	Mon 1/10/11
157		PHASE II WATER	0 days	Mon 4/18/11	Mon 4/18/11

Project: working Trinidad WASA PT F(
Date: Tue 9/14/10

Critical	Baseline	Project Summary
Critical Split	Baseline Split	External Tasks
Critical Progress	Baseline Milestone	External Milestone
Task	Milestone	Deadline
Split	Summary Progress	
Task Progress	Summary	

Page 2

4.5 IMGD SWRO EXHIBIT D - SCHEDULEWASA POINT FORTIN SEVEN SEAS WATER IDTask NameDurationStartFinishQtr 2, 2010 Qtr 3, 2010 Qtr 4, 2010 Qtr 1, 2011 Qtr 2, 2011 Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun 93ERI BOOST PUMP12 daysFri 9/24/10Mon 10/11/100% 94MEMBRANES12 days Mon 11/22/10Tue 12/7/100% 95HP PIPE WORK12 daysMon 9/6/10Tue 9/21/100% 96MMF VESSELS12 days Wed 10/13/10Thu 10/28/100% 97MECHANICAL MATERIAL12 daysMon 9/20/10Tue 10/5/100% 98ELECTRICAL MATERIAL12 daysMon 9/20/10Tue 10/5/100% 99CIP SYSTEM12 days Mon 10/18/10Tue 11/2/100% 100SWRO UNIT #257 daysMon 9/20/10Tue 12/7/100% 1011 MGD SWRO UNIT12 daysFri 11/5/10Mon 11/22/100% 102HP PUMP35 daysFri 9/24/10Thu 11/11/100% 103ERI BOOST PUMP12 daysFri 9/24/10Mon 10/11/100% 104MEMBRANES12 days Mon 11/22/10Tue 12/7/100% 105HP PIPE WORK12 daysMon 10/4/10Tue 10/19/100% 106MMF VESSELS12 days Wed 11/17/10Thu 12/2/100% 107MECHANICAL MATERIAL12 daysMon 9/20/10Tue 10/5/100% 108ELECTRICAL MATERIAL12 daysMon 9/20/10Tue 10/5/100% 109SWRO UNIT #379 daysMon 9/20/10Thu 1/6/110% 1101 MGD SWRO UNIT12 daysFri 11/5/10Mon 11/22/100% 111HP PUMP35 daysFri 9/24/10Thu 11/11/100% 112ERI BOOST PUMP12 daysFri 9/24/10Mon 10/11/100% 113MEMBRANES12 days Mon 11/22/10Tue 12/7/100% 114HP PIPE WORK12 daysMon 10/4/10Tue 10/19/100% 115MMF VESSELS12 days Wed 12/22/10Thu 1/6/110% 116MECHANICAL MATERIAL12 daysMon 9/20/10Tue 10/5/100% 117ELECTRICAL MATERIAL12 daysMon 9/20/10Tue 10/5/100% 118SWRO UNIT #479 daysMon 9/20/10Thu 1/6/110% 1191 MGD SWRO UNIT12 daysFri 11/5/10Mon 11/22/100% 120HP PUMP35 daysFri 9/24/10Thu 11/11/100% 121ERI BOOST PUMP12 daysFri 9/24/10Mon 10/11/100% 122MEMBRANES12 days Mon 11/22/10Tue 12/7/100% 123HP PIPE WORK12 daysMon 10/4/10Tue 10/19/100% 124MMF VESSELS12 days Wed 12/22/10Thu 1/6/110% 125MECHANICAL MATERIAL12 daysMon 9/20/10Tue 10/5/100% 126ELECTRICAL MATERIAL12 daysMon 9/20/10Tue 10/5/100% 127CONSTRUCTION156 daysMon 9/13/10Mon 4/18/110% 128MOBILIZATION5 daysMon 9/13/10Fri 9/17/100% 129SITE CLEARING & PRELIMINARY EARTH WORK5 daysMon 9/20/10Fri 9/24/100% 130INTAKE AND OUTFALL REPAIRS AND IMPROVEMENTS55 daysTue 11/2/10Mon 1/17/110% 131INTAKE BUILDING REFURB55 daysTue 11/2/10Mon 1/17/110% 132PHASE I CIVIL WORKS40 daysFri 10/1/10Thu 11/25/100% 133PHASE II CIVIL WORKS50 daysFri 10/1/10Thu 12/9/100% 134PHASE I-CONSTRUCTION32 daysFri 11/26/10Mon 1/10/110% 135MECHANICAL INSTALLATION PHASE I25 daysFri 11/26/10Thu 12/30/100% 136ELECTRICAL INSTALLATION PHASE I25 daysFri 11/26/10Thu 12/30/100% 137START-UP AND COMMISSIONING PHASE I7 daysFri 12/31/10Mon 1/10/110% 138PHASE II CONSTRUCTION105 days Tue 11/23/10Mon 4/18/110% 139SWRO UNIT #170 days Tue 11/23/10Mon 2/28/110% 140MECHANICAL INSTALLATION SWRO #130 daysTue 11/23/10Mon 1/3/110% 141ELECTRICAL INSTALLATION SWRO #125 daysTue 1/18/11Mon 2/21/110% 142START-UP AND COMMISSIONING SWRO #15 daysTue 2/22/11Mon 2/28/110% 143SWRO UNIT #260 days Tue 12/14/10Mon 3/7/110% 144MECHANICAL INSTALLATION SWRO #230 daysTue 12/14/10Mon 1/24/110% 145ELECTRICAL INSTALLATION SWRO #225 daysTue 1/25/11Mon 2/28/110% 146START-UP AND COMMISSIONING SWRO #25 daysTue 3/1/11Mon 3/7/110% 147SWRO UNIT #360 daysTue 1/4/11Mon 3/28/110% 148MECHANICAL INSTALLATION SWRO #330 daysTue 1/4/11Mon 2/14/110% 149ELECTRICAL INSTALLATION SWRO #325 daysTue 2/15/11Mon 3/21/110% 150START-UP AND COMMISSIONING UNIT #35 daysTue 3/22/11Mon 3/28/110% 151SWRO UNIT #460 daysTue 1/25/11Mon 4/18/110% 152MECHANICAL INSTALLATION SWRO UNIT #430 daysTue 1/25/11Mon 3/7/110% 153ELECTRICAL INSTALLATION SWRO UNIT #425 daysTue 3/8/11Mon 4/11/110% 154START-UP AND COMMISSIONING SWRO UNIT #45 daysTue 4/12/11Mon 4/18/110% 155WATER PRODUCTION DATES70 daysMon 1/10/11Mon 4/18/110% 156PHASE I WATER0 daysMon 1/10/11Mon 1/10/111/10 157PHASE II WATER0 daysMon 4/18/11Mon 4/18/114/18 Project: working Trinidad WASA PT FO Date: Tue 9/14/10 CriticalBaselineProject Summary Critical SplitBaseline SplitExternal Tasks Critical ProgressBaseline MilestoneExternal Milestone TaskMilestoneDeadline SplitSummary Progress Task ProgressSummary Page 2 Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

SECOND AMENDMENT TO THE
WATER SALE AGREEMENT

Between

Seven Seas Water (Trinidad) Unlimited,
Seven Seas Water Corporation and its affiliates
members of the Seven Seas Water Group
“Supplier”

And

WATER & SEWERAGE AUTHORITY
“Client”

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

THIS SECOND AMENDMENT TO THE WATER SALE AGREEMENT (hereinafter, this “Second Amendment”) is entered into this 11th day of January 2013 (the “Second Amendment Effective Date”) by and between Seven Seas Water (Trinidad) Unlimited, Seven Seas Water Corporation and its affiliates - members of the Seven Seas Water Group (hereinafter called the “Supplier”) headquartered at 14400 Carlson Circle, Tampa, Florida, USA, and WATER & SEWERAGE AUTHORITY (hereinafter called the “Client”), located at Farm Road, Valsayn, St. Joseph, Trinidad, WI.  Client and Supplier shall each hereinafter be referred to as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into a water sale agreement on the 7th May 2010 (hereinafter the “WSA”) as amended by the first amendment to the WSA dated the 7th October 2010, (hereinafter the “First Amendment”) in respect of the Supplier agreeing to sell and the Client agreeing to buy Product Water (the “Project”).

WHEREAS, since the execution of the WSA the Supplier’s cost of the Site Civil works (except for the Client Site Work Preparations which are the Client’s responsibility) has been agreed between the Parties.

WHEREAS since the execution of the WSA, the cost of the Site Intake/Outfall Repairs and Improvement exceeded the original budget as estimated in Section 5.1.k of the WSA, due to structural problems in relation to the existing intake and outfall structure, causing Supplier to construct a new pump house and new intake and outfall structures, which resulted in a significantly expanded new scope of the Site Intake/Outfall Repairs and Improvement (the “New Scope”).

WHEREAS in accordance with Section 4.1 of the WSA, as amended by the First Amendment, provisions were made for the price adjustment to the Water Rate in the event that the Supplier’s cost of the Site Intake/Outfall Repairs and Improvements exceeded the amount estimated in Section 5.1.k of the WSA.

WHEREAS the Parties have met and discussed the estimates of the cost overrun associated with the New Scope (the “Cost Overrun”) and have agreed to extend the Agreement Term and consequential provisions of the WSA as a result of the Cost Overrun, in the manner hereinafter appearing.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and the monies to be paid hereunder, the receipt and sufficiency of which each of the Parties hereby irrevocably acknowledges, IT IS HEREBY AGREED as follows:

1.              DEFINTIONS AND INTERPRETATIONS

1.1                               Capitalized terms not defined in this Second Amendment shall have the same meaning as set out in the WSA and the First Amendment where applicable.

2.              AMENDMENT TO SECTION 2 - TERM OF THE A GREEMENT:

2.1                               Section 2.1 of the WSA is deleted and replaced with the following:

“2.1                         This Agreement shall commence upon the mutual execution and delivery of this Agreement by the Parties (the “Effective Date”-) and shall continue for a period of one hundred and fifty months following the Phase Two Start Date of the System at the POINT FORTIN Site (the, “Expiration Date”), or until this Agreement is otherwise terminated as expressly authorized herein.  “Agreement Term” means the term of this Agreement from the Effective Date until the latest of the Expiration Date, or the Option Period Expiration Date (as defined below), or until this Agreement is otherwise terminated as expressly authorized herein.  “Start Date” means the date on

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

which a specific Phase of the System (as described in Exhibit A-l) has been installed and rendered operational, which, except as otherwise provided in this Agreement, shall be according to the timeline estimates presented in Exhibit D subject to the successful completion by Client of all of its obligations under Section 6 hereof, the successful completion of the Site Civil Works and Site Intake/Outfall Repairs and Improvements based on the estimated schedule at Exhibit D, and the satisfaction of the other conditions precedent set forth in this Agreement.  “Phase Two Start Date” means the date on which the System has been completely installed and rendered operational.”

3.              AMENDMENT TO SECTION4 - CONSIDERATION:

3.1.                            Section 4.1 of the WSA is deleted and replaced with the following:

“4.1                         Client’s obligation for all payments for Product Water under this Agreement shall be at a price payable in U.S. currency of *** (US $ ***) per *** of Product Water delivered by Supplier (the “Water Rate”), applicable from Phase One Start Date through *** following Phase Two Start Date and *** (US $ ***) per *** of Product Water delivered by Supplier from *** through *** following the Phase Two Start Date.

4.              AMENDMENT TO SECTIONS- RESPONSIBILITIES OF SUPPLIER:

4.1                               Section 5.1.j of the WSA is deleted and replaced with the following:

“5.1.j                  Provide the civil works at the POINT FORTIN Site listed in Exhibit D (collectively the “Site Civil Works” except for the Client Site Work Preparations allocated to Client under Section 6.2 hereof and more fully described in Exhibit D), the cost of which Site Civil Works has been agreed between the Parties at $***; and”

4.2                               Section 5.1.k of the WSA is deleted and replaced with the following:

“5.1.k               Provide the rehabilitation of the existing Petrotrin Point Fortin intake and outfall works at the POINT FORTIN Site as listed in Exhibit D (collectively the “Site Intake/Outfall Repair and Improvements”) except for the Client Site Work Preparations allocated to Client under Section 6.2 hereof and more fully described in Exhibit D), the cost of which Site Intake/Outfall Repair and Improvements has been agreed between the Parties at $***.  In respect of this Section 5.1.k, the Parties have agreed that as a result of the New Scope, as set out in Exhibit D -Schedule, the Client waives its right to enforce Section 5.1.a of the WSA or bring any claim or action against Supplier in respect of any delays which may be or are caused by the New Scope, unless such delays are caused by the negligence of the Supplier.”

5.              AMENDMENT TO EXHIBIT C-PRICING SCHEDULE:

Exhibit C to the WSA as amended to the First Amendment WSA is deleted and replaced with the Exhibit C - Pricing Schedule attached hereto.

6.              AMENDMENT TO EXHIBITD — SCHEDULE:

Exhibit D - Schedule of the WSA as amended by First Amendment relating to the timeline schedule will be deleted and replaced with the Exhibit D - Schedule attached hereto.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

7.              FINAL PROVISION:

Save as amended in the manner hereinbefore stated, all other terms and conditions of the WSA and First Amendment continue to apply without any amendments and govern this Second Amendment, and the WSA and the First Amendment shall remain in full force and effect and shall be read and construed together with this Second Amendment in the same manner as if the amendments made herein were originally contained in the WSA.

[The remainder of this page has been left blank intentionally.]

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment by their duly authorized representatives, as of the Second Amendment Effective Date.

SEVEN SEAS WATER (TRINIDAD)
UNLIMITED

By:	/s/John F. Curtis
Name: John F. Curtis
Title: Director

WITNESS

WATER & SEWERAGE AUTHORITY

Name:	/s/Indar Maharaj	Name:	/s/Gerard Yorke

Title:	CHAIRMAN	Title:	CHIEF EXECUTIVE OFFICER
	Indar Maharaj		Gerard Yorke

[Illegible]		[Illegible]
WITNESS		WITNESS

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Exhibit C

Pricing Schedule

	Average Minimum Consumption	Price per ***	Estimated Electricity Usage for SWRO (***) at ***
Phase One *** (***)	*** Produced (up to system design)	US$ ***	Less than *** (***)

Phase Two 20,833 M3/D (4,583,000 IGPD)	*** Produced (up to system design)	US *** for *** through *** after Phase Two Start Date US$ *** for *** through one hundred and fifty after Phase Two Start Date	Less than *** (***)

Notes:

1)             The pricing above assumes that Phase One will be a term of no less than *** but no more than *** and Phase Two will be for a term of one hundred and fifty (150) months.

2)             *** percent of the pricing above will be subject to a *** adjustment starting from the production start date (i.e. if Phase Two were to start producing water *** after Phase One, and the *** was *** for that year, the Phase Two price at *** from the Phase One Start Date would be ***.

3)             The minimum consumption level presented above will be averaged over each monthly invoice period.

Average Monthly Water Shortfall Tariff Penalty Table

% Shortfall of Contractual Minimum	Water Tariff Reduction Rate
0-19% shortfall of Minimum	***
20-30% shortfall of Minimum	***
31-40% shortfall of Minimum	***
41-50% shortfall of Minimum	***
51-60% shortfall of Minimum	***
Greater than 60% shortfall of Minimum	***

By example:  During Phase Two where the average monthly guaranteed amount is ***, and Supplier is able to deliver only *** for the month then the Client’s water payment to Supplier for that month will be *** by ***.”

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

Exhibit D

Site Intake/Outfall Repair and Improvements

The following is a brief description of the expected steps included to install a new pump house and new intake and outfall structures (pipelines, walkway and intake structure).

1)             Remove existing *** cement lined steel pipes and transport to Petrotrin laydown yard.

2)             Remove and repair or replace existing pipeline supports and re-install for support of new intake and out fall pipe lines,

3)             Install foundations for single intake pipeline bridge and double pipeline bridge from North side of Road to Plant.  The single pipe bridge will be for the intake line and the double pipe bridge will be for WASA’s product line and the outfall pipe line.

4)             Supply and erect single and double pipeline bridges.

5)             Supply and install new onshore intake *** cement lined steel pipe and new outfall *** cement lined steel pipe.

6)             Remove old pipe bridge and walkway and install new pipe bridge and access walkway over Trinmar access road for new intake and outfall pipelines.

7)             Supply and install a *** HDPE submarine outfall line from shoreline interface with the *** cement lined steel pipe to the diffuser 1000meters from shoreline.

8)             Supply and install a *** HDPE submarine intake line from shoreline interface with the *** cement lined steel pipe to the intake building ~500meters from shore.

9)             Install new personnel access walkway from Petrotrin jetty to the new intake building (walkway is ~100meters long).

10)      Supply and install new intake pump house to house intake pumping system, electrical systems and auxiliary systems for supply of feed water to plant.

11)      Supply and installation of 12kv electrical submarine cable from splice box 2 to intake building.

The latest estimate of New Scope cost is $***:

Site Civil Works

The following is assumed to be the civil scope of works required to utilize the two sites identified for the seawater treatment facility.

1)             Survey of the two sites to determine boundaries, elevations rights of way, easements etc.

2)             Rework of existing concrete to allow installation of new equipment.

3)             Installation of additional concrete works to support all new equipment, at this time it is assumed that this will not require additional piling.

4)             Site finishing to match existing infrastructure.

5)             Removal and disposal of all steel beams, walls, sheeting, roofing materials, junk, debris presently on the site and outfall/intake and additional material to be created during decommissioning and demolition efforts.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

6)             Remediation of any subsurface contamination is the responsibility of the client.  The latest estimate of Site Civil Works cost is $***.

The latest estimate of Site Civil Works cost is $***.

Client’s Site Work Preparations

•                  Obtaining clear, unfettered access and use for the plots identified as Site 1 (Site of Previous Distillation Units described in Exhibit A-2), and the existing Intake/Outfall Structures.

•                  Provision of a suitable site for the System free of Hazardous Materials.

•                  The removal and disposal of all hazardous materials is the Client’s responsibility to be performed on behalf of the Client by a third party contractor, retained by the Client.

•                  A staging area for materials to be generated during the demolition phase.

•                  Clear demarcation of gas/oil/electrical/water/fiber optic piping and or lines

•                  The cost of power to operate the plant (will be a direct pass through cost) guaranteed at a maximum consumption of ***.

•                  Acquisition of any permits, licenses or fees required for the construction and operation of the System, Supplier will assist where possible by providing engineering drawings calculations etc. The above does not include work permit fees, which will be paid by Supplier however assistance from the Client in obtaining these permits is requested.

•                  Assisting SSW personnel, contractors, and subcontractors with obtaining the any required security clearance for access to the site.

•                  Any maintenance, repairs, modifications to rights of way, easements etc. required for any pipelines outside of the Seven Seas Water scope.

•                  Electrical power supplies (*** of sufficient capacity) and incoming communications to the System (telephone/internet line).

•                  Permeate storage (minimum capacity to be agreed upon by the Parties by April 7, 2010),

•                  Any other civil or non System related items not identified in the Supplier scope listed are NOT included.

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

4.5 IMGD SWRO 2nd Amendment /12 6/25/12 7/30/12 3/20/13 4/3/13 4/10/13 4/17/13 4/24/13 4/24/13 100% 96% 97% EXHIBIT D - SCHEDULEWASA POINT FORTIN SEVEN SEAS WATER ID Task Name Early Start Early Finish Duration % Complete 1 May 1 November 21 3/4 6/10 9/16 12/23 3/31 1 WASA SWRO PROJECT SCHEDULE Fri 5/7/10 Wed 4/24/13 774 days 98% 9/12 1 98% 99% 5/31/12 1/24/13 2/6/13 1/24/13 12/7/12 6/7/12 0% 2 CONTRACT MILESTONES Fri 5/7/10 Wed 2/6/13 719 days 99% 3 CONTRACT SIGNING Fri 5/7/10 Fri 5/7/10 1 day 100% 4 LICENSE AGREEMENT RECEIVED Tue 7/13/10 Tue 7/13/10 1 day 100% 5 PETROTRIN CERTIFICATION OF SITE CLASSIFICATION Fri 5/13/11 Fri 5/13/11 0 days 100% 6 WASA - OBTAINS LAND LEASE Mon 4/4/11 Thu 1/12/12 204 days 100%2 7 WASA - EXECUTES SUBLEASE Thu 1/19/12 Thu 1/19/12 0 days 100% 8 TCP PETROTRIN SUBDIVISION APPROVAL Thu 6/23/11 Thu 9/1/11 51 days 100% 9 TCP OUTLINE APPROVAL Mon 9/26/11 Mon 9/26/11 0 days 100% 10 State Lands License Thu 5/31/12 Thu 5/31/12 0 days 100% 11 AS IS STUDY Mon 9/20/10 Fri 11/5/10 35 days 100% 12 COMMENCE SITE CLEARING WORK Mon 9/27/10 Mon 9/27/10 0 days 100% 13 SITE CLEARED AND READY FOR MOBILIZATION Mon 9/27/10 Mon 9/27/10 0 days 100% 14 WASA - T&TEC POWER TO SITE 480V/ 60HZ FEED Thu 1/24/13 Thu 1/24/13 0 days 0% 15 WASA - 480V/3/60HZ AT PUMP HOUSE Wed 2/6/13 Wed 2/6/13 0 days 0% 16 WASA - ALL PERMITS FOR OPERATION Thu 1/24/13 Thu 1/24/13 0 days 0% 17 CONTAINTERIZED UNITS IN TRINIDAD Wed 5/19/10 Wed 5/19/10 0 days 100% 18 CONSTRUCTION BEGINS ON INTAKE AND OUTFALL Fri 12/7/12 Fri 12/7/12 0 days 0% 19 CONSTRUCTION BEGINS ON PHASE I CIVIL WORKS Thu 6/7/12 Thu 6/7/12 0 days 100% 20 CONSTRUCTION BEGINS ON PHASE II CIVIL WORKS Mon 6/25/12 Mon 6/25/12 0 days 100% 00 21 INSTALLATION OF PHASE I EQUIPMENT BEGINS Mon 7/30/12 Mon 7/30/12 0 days 100% % 22 WATER PRODUCTION DATES Wed 3/20/13 Wed 4/24/13 25 days 0% 23 START-UP PHASE I WATER 1.25 IMGD Wed 3/20/13 Wed 3/20/13 0 days 0% 95% 24 START-UP PHASE II WATER 832,674 IGD SWRO #1 Wed 4/3/13 Wed 4/3/13 0 days 0% 25 START-UP PHASE II WATER 832,674 IGD SWRO #2 Wed 4/10/13 Wed 4/10/13 0 days 0% 26 START-UP PHASE II WATER 832,674 IGD SWRO #3 Wed 4/17/13 Wed 4/17/13 0 days 0% 27 START-UP PHASE II WATER 832,674 IGD SWRO #4 Wed 4/24/13 Wed 4/24/13 0 days 0% 28 START-UP PHASE II WATER 4.58 IMGD (Complete) Wed 4/24/13 Wed 4/24/13 0 days 0% 29 PROCESS ENGINEERING AND DESIGN Mon 5/10/10 Fri 9/3/10 85 days 100% 30 PROCESS FLOW DIAGRAM Mon 5/10/10 Fri 7/16/10 50 days 100% 31 PROCESS AND INSTRUMENT DIAGRAM Thu 6/10/10 Fri 9/3/10 62 days 100% 32 PROCESS DESCRIPTION Mon 7/26/10 Fri 9/3/10 30 days 100% 33 PROCESS LOGIC DESCRIPTION Mon 7/26/10 Fri 9/3/10 30 days 100% 34 CIVIL/ STRUCTURAL ENGINEERING AND DESIGN Mon 5/10/10 Fri 1/14/11 180 days 100% 35 SITE PLAN Mon 5/10/10 Fri 9/3/10 85 days 100% 36 CORE STUDY Mon 10/11/10 Fri 10/29/10 15 days 100% 37 CIVIL STRUCTURAL DETAILS Tue 8/17/10 Fri 1/14/11 94 days 100% 38 MECHANICALENGINEERING AND DESIGN Mon 6/7/10 Fri 4/13/12 485 days 100% 39 INTAKE/ OUTFALL DETAILS Mon 12/6/10 Fri 4/13/12 149.5 days 100% 40 SITE PIPE DETAILS Mon 6/7/10 Thu 10/27/11 120 days 100% 41 PRE-TREATMENT DETAILS Thu 6/10/10 Fri 11/4/11 172 days 100% 42 SWRO DETAILS Mon 7/5/10 Fri 8/27/10 40 days 100% 43 POST-TREATMENT DETAILS Mon 8/9/10 Fri 11/4/11 116 days 100% 44 STORAGE AND DISTRIBUTION DETAILS Mon 8/9/10 Fri 10/14/11 15.75 days 100% 45 ELECTRICAL ENGINEEERING AND DESIGN Mon 7/19/10 Tue 1/15/13 652 days 96% 46 MAIN POWER (SUBSTATION DESIGN) Mon 7/19/10 Fri 8/6/10 15 days 100% 47 LOW VOLTAGE DESIGN Mon 7/19/10 Fri 8/6/10 15 days 100% 48 CONTROL DESIGN Mon 8/9/10 Mon 12/31/12 436 days 95% 49 PLC/HMI AND SCADA PROGRAMMING Mon 8/16/10 Tue 1/15/13 391.25 days 97% 100% 97 97% % 50 PROCUREMENT Thu 5/13/10 Fri 11/30/12 667 days 97% 51 LONG LEAD ITEMS Thu 5/13/10 Fri 11/30/12 667 days 97% 52 SWITCHGEAR/ VFDS Mon 7/19/10 Fri 10/1/10 55 days 100% 53 TRANSFORMERS Mon 8/9/10 Fri 8/13/10 5 days 100% 54 PUMPS Mon 7/19/10 Fri 8/27/10 30 days 100% 55 ELECTRICAL MATERIAL Wed 10/12/11 Fri 8/31/12 233 days 100% 56 SWRO CONTAINERS QTY 6 Thu 5/13/10 Thu 5/13/10 1 day 100% 100% 57 MMF VESSELS QTY 12 (PHASE I) Thu 6/10/10 Fri 10/1/10 82 days 100% 58 MMF VESSELS QTY 8 (SWRO #1) Thu 7/15/10 Tue 10/12/10 64 days 100% 59 MMF VESSELS QTY 8 (SWRO #2) Thu 8/19/10 Tue 11/16/10 64 days 100% 60 MMF VESSELS QTY 8 (SWRO #3) Thu 9/23/10 Tue 12/21/10 64 days 100% 61 MMF VESSELS QTY 8 (SWRO #4) Thu 9/23/10 Tue 12/21/10 64 days 100% 62 MECHANICAL MATERIAL PHASE I Mon 7/2/12 Fri 8/17/12 35 days 100% 63 SWRO VESSEL RACK PHASE II Fri 7/30/10 Thu 11/4/10 70 days 100% 64 HP PUMP 1 Fri 5/21/10 Wed 10/20/10 109 days 100% 65 HP PUMP 2 Fri 5/21/10 Wed 10/20/10 109 days 100% 66 HP PUMP 3 Fri 5/21/10 Wed 10/20/10 109 days 100% Project: EXHIBIT D WASA PT FORTIN Date: Wed 1/9/13 Critical Progress Milestone Manual Task Task Summary Progress Duration-only Split Summary Manual Summary Rollup Task Progress Project Summary Manual Summary Critical External Tasks Start-only Critical Split External Milestone Finish-only Baseline Inactive Task Deadline Baseline Split Inactive Milestone Baseline Milestone Inactive Summary Page 1

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

4.5 IMGD SWRO 2nd Amendment 57% 57% 100% 87% 42% 91% 100% 90% 90% 90% EXHIBIT D - SCHEDULEWASA POINT FORTIN SEVEN SEAS WATER ID Task Name Early Start Early Finish Duration % Complete 1 May 1 November 21 3/4 6/10 9/16 12/23 3/31 67 HP PUMP 4 Fri 5/21/10 Wed 10/20/10 109 days 100% 100% 77% 0 0 0 0% % % % 68 ERI BOOST PUMP 1 Mon 5/17/10 Thu 9/23/10 94 days 100% 69 ERI BOOST PUMP 2 Mon 5/17/10 Thu 9/23/10 94 days 100% 70 ERI BOOST PUMP3 Mon 5/17/10 Thu 9/23/10 94 days 100% 71 ERI BOOST PUMP 4 Mon 5/17/10 Thu 9/23/10 94 days 100% 72 MEMBRANES UNITS 3 AND 4 Mon 7/9/12 Fri 11/30/12 105 days 57% 73 MEMBRANES UNITS 1 AND 2 Mon 7/9/12 Fri 11/30/12 105 days 57% 74 HP PIPE WORK UNITS 1 AND 2 Mon 5/17/10 Fri 9/3/10 80 days 100% 75 HP PIPE WORK UNITS 3 AND 4 Mon 5/17/10 Fri 10/1/10 100 days 100% 76 CIP SYSTEM Mon 8/16/10 Fri 10/15/10 45 days 100% 77 TANKS Fri 7/30/10 Fri 10/15/10 56 days 100% 78 MECHANICAL MATERIAL UNITS 1 AND 2 Mon 8/16/10 Fri 8/31/12 253 days 100% 79 MECHANICAL MATERIAL UNITS 3 AND 4 Mon 8/16/10 Fri 8/31/12 253 days 100% 1 1 00% 00% 100% 100% 100% 80 ELECTRICAL MATERIAL UNITS 1 AND 2 Mon 8/16/10 Fri 8/31/12 253 days 100% 81 ELECTRICAL MATERIAL UNITS 3 AND 4 Mon 8/16/10 Fri 8/31/12 253 days 100% 82 SHIPPING AND CUSTOMS CLEARANCE TIME Thu 5/13/10 Tue 12/18/12 679 days 87% 83 PHASE I Thu 5/13/10 Thu 11/8/12 651 days 77% 84 CONTAINERIZED UNITS Thu 5/13/10 Wed 5/19/10 5 days 100% 85 MMF VESSELS Thu 9/2/10 Fri 10/15/10 12 days 100% 86 ELECTRICAL MATERIALS PHASE I Mon 9/3/12 Tue 9/18/12 12 days 100% 87 MECHANICAL MATERIALS PHASE I Mon 8/20/12 Tue 9/4/12 12 days 100% 1 0% 88 MEDIA AND MEMBRANES PHASE I Fri 8/31/12 Thu 11/8/12 50 days 42% 10 89 TRANSFORMERS/SWITCH GEAR Mon 10/4/10 Tue 10/19/10 12 days 100% 90 TANKS Mon 10/18/10 Tue 11/2/10 12 days 100% 91 PUMPS Mon 8/30/10 Tue 9/14/10 12 days 100% 92 SWRO UNIT #1 Mon 9/6/10 Tue 12/18/12 597 days 91% 93 1 MGD SWRO UNIT Fri 11/5/10 Mon 11/22/10 12 days 100% 94 HP PUMP Thu 10/21/10 Wed 12/8/10 35 days 100% 95 ERI BOOST PUMP Fri 9/24/10 Mon 10/11/10 12 days 100% 96 MEMBRANES Mon 12/3/12 Tue 12/18/12 12 days 0% 97 HP PIPE WORK Mon 9/6/10 Tue 9/21/10 12 days 100% 98 MMF VESSELS Wed 10/13/10 Thu 10/28/10 12 days 100% 99 MECHANICAL MATERIAL Mon 9/3/12 Tue 9/18/12 12 days 100% 100 ELECTRICAL MATERIAL Mon 9/3/12 Tue 9/18/12 12 days 100% 1 1 1 1 1 1 00 00% 00% 00% 00% 00% 00% % 101 CIP SYSTEM Mon 10/18/10 Tue 11/2/10 12 days 100% 102 SWRO UNIT #2 Fri 9/24/10 Tue 12/18/12 583 days 90% 103 1 MGD SWRO UNIT Fri 11/5/10 Mon 11/22/10 12 days 100% 104 HP PUMP Thu 10/21/10 Wed 12/8/10 35 days 100% 105 ERI BOOST PUMP Fri 9/24/10 Mon 10/11/10 12 days 100% 106 MEMBRANES Mon 12/3/12 Tue 12/18/12 12 days 0% 107 HP PIPE WORK Mon 10/4/10 Tue 10/19/10 12 days 100% 108 MMF VESSELS Wed 11/17/10 Thu 12/2/10 12 days 100% 109 MECHANICAL MATERIAL Mon 9/3/12 Tue 9/18/12 12 days 100% 110 ELECTRICAL MATERIAL Mon 9/3/12 Tue 9/18/12 12 days 100% 111 SWRO UNIT #3 Fri 9/24/10 Tue 12/18/12 583 days 90% 112 1 MGD SWRO UNIT Fri 11/5/10 Mon 11/22/10 12 days 100% 113 HP PUMP Thu 10/21/10 Wed 12/8/10 35 days 100% 114 ERI BOOST PUMP Fri 9/24/10 Mon 10/11/10 12 days 100% 115 MEMBRANES Mon 12/3/12 Tue 12/18/12 12 days 0% 116 HP PIPE WORK Mon 10/4/10 Tue 10/19/10 12 days 100% 117 MMF VESSELS Wed 12/22/10 Thu 1/6/11 12 days 100% 118 MECHANICAL MATERIAL Mon 9/3/12 Tue 9/18/12 12 days 100% 119 ELECTRICAL MATERIAL Mon 9/3/12 Tue 9/18/12 12 days 100% 120 SWRO UNIT #4 Fri 9/24/10 Tue 12/18/12 583 days 90% 121 1 MGD SWRO UNIT Fri 11/5/10 Mon 11/22/10 12 days 100% 122 HP PUMP Thu 10/21/10 Wed 12/8/10 35 days 100% 123 ERI BOOST PUMP Fri 9/24/10 Mon 10/11/10 12 days 100% 124 MEMBRANES Mon 12/3/12 Tue 12/18/12 12 days 0% 125 HP PIPE WORK Mon 10/4/10 Tue 10/19/10 12 days 100% 126 MMF VESSELS Wed 12/22/10 Thu 1/6/11 12 days 100% 127 MECHANICAL MATERIAL Mon 9/3/12 Tue 9/18/12 12 days 100% 128 ELECTRICAL MATERIAL Mon 9/3/12 Tue 9/18/12 12 days 100% 129 CONSTRUCTION Mon 9/27/10 Fri 8/24/12 500 days 100% 130 MOBILIZATION Wed 10/12/11 Tue 10/18/11 5 days 100% 131 SITE CLEARING & PRELIMINARY EARTH WORK Mon 9/27/10 Fri 10/1/10 5 days 100% 132 PHASE I CIVIL WORKS Fri 6/1/12 Thu 7/26/12 40 days 100% Project: EXHIBIT D WASA PT FORTIN Date: Wed 1/9/13 Critical Progress Milestone Manual Task Task Summary Progress Duration-only Split Summary Manual Summary Rollup Task Progress Project Summary Manual Summary Critical External Tasks Start-only Critical Split External Milestone Finish-only Baseline Inactive Task Deadline Baseline Split Inactive Milestone Baseline Milestone Inactive Summary Page 2

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

4.5 IMGD SWRO 2nd Amendment 100% 0% % 5/31/12 12 12 6/1/12 99% 0% % 0% 0% 0% 3% 100% 0% 0% 24% 85% 2% 10% 0% % 0% 10% % % 4/24/13 EXHIBIT D - SCHEDULEWASA POINT FORTIN SEVEN SEAS WATER ID Task Name Early Start Early Finish Duration % Complete 1 May 1 November 21 3/4 6/10 9/16 12/23 3/31 133 PHASE II CIVIL WORKS Mon 6/25/12 Fri 8/24/12 45 days 100% 10 100 100 100% % % 0 8 83% 69% 56% 0% 5% 4% 5% 5% 5% 10% 0% 2/15/ 2/15/ 10 100 134 INTAKE AND OUTFALL Mon 5/2/11 Wed 3/20/13 493 days 83% 135 DETAIL DESIGN ACTIVITIES Mon 5/2/11 Thu 5/31/12 284 days 100% 136 WASA/PETROTRIN APPROVAL Mon 5/2/11 Fri 9/23/11 105 days 100% 137 APPROVAL REQUEST FOR LAND Thu 10/27/11 Thu 5/31/12 156 days 100% 138 APPROVAL OF SITE Thu 1/19/12 Thu 5/31/12 0 days 100% 139 ENGINEERING AND DESIGN Wed 9/28/11 Fri 10/28/11 23 days 100% 140 BID DRAWING RECEIVED Fri 10/28/11 Fri 10/28/11 0 days 100% 141 BID PACKAGES OUT FOR BID Fri 11/4/11 Fri 11/4/11 0 days 100% 142 BID DURATION Mon 11/7/11 Fri 11/25/11 15 days 100% 143 BID AWARD Wed 2/15/12 Wed 2/15/12 0 days 100% 144 DRAWINGS IFC Wed 2/15/12 Wed 2/15/12 0 days 100% 145 PUMP STATION PLATFORM Fri 6/1/12 Wed 3/20/13 209 days 69% 146 PERMIT Fri 6/1/12 Fri 6/1/12 0 days 100% 147 ACQUIRE PLATFORM MATERIALS/ FABRICATE TEMPLATE Mon 7/9/12 Fri 11/30/12 95 days 99% 148 MARINE MOBILIZATION Mon 12/3/12 Fri 12/7/12 5 days 0% 149 INSTALL PILING (DECK AND WALK) Wed 1/9/13 Tue 2/5/13 20 days 0% 150 FORM/ REINFORCE/ PLACE FLOOR DECK Wed 2/6/13 Fri 2/15/13 8 days 0% 151 PLACE MECHANICAL EQUIPMENT Mon 2/18/13 Fri 2/22/13 5 days 0% 152 PLACE ELECTRICAL EQUIPMENT Mon 2/25/13 Tue 2/26/13 2 days 0% 153 COMPLETE STEEL FRAME ENCLOSURE Mon 2/25/13 Fri 3/8/13 10 days 0% 154 MECHANICAL PIPE INSTALALTION Mon 2/25/13 Fri 3/8/13 10 days 0% 155 PRIMARY POWER CONDUIT CABLE Mon 2/18/13 Fri 3/8/13 15 days 0% 156 ELECTRICAL TERMINATIONS/ COMMISSIONING Mon 3/11/13 Wed 3/20/13 8 days 0% 157 OFF-SHORE WORK Fri 6/15/12 Mon 2/18/13 177 days 83% 158 PO/ FABRICATE/ DELVERY HDPE AND FITTINGS Fri 6/15/12 Thu 9/6/12 60 days 100% 159 LOCAL PRECAST ANCHOR FABRICATON Fri 8/17/12 Wed 10/31/12 54 days 100% 160 INTAKE LINE ASSEMBLY Tue 9/25/12 Thu 10/18/12 18 days 100% 161 OUTFAL LINE ASSEMBLY Tue 9/25/12 Thu 10/18/12 18 days 100% 162 DIFFUSER ASSEMBLY Tue 9/25/12 Thu 10/18/12 18 days 100% 163 INSTALL MARINE PIPELINE AND STRUCTURES Wed 1/2/13 Mon 2/18/13 34 days 0% 164 Main Construction of plant Fri 7/27/12 Wed 4/24/13 194 days 24% 165 PHASE I-CONSTRUCTION Fri 7/27/12 Fri 3/15/13 166 days 56% 166 MECHANICAL INSTALLATION PHASE I Fri 7/27/12 Fri 12/21/12 106 days 85% 167 ELECTRICAL INSTALLATION PHASE I Fri 9/14/12 Fri 1/25/13 40 days 2% 168 START-UP AND COMMISSIONING PHASE I Mon 2/25/13 Fri 3/15/13 15 days 0% 169 PHASE II CONSTRUCTION Fri 10/5/12 Wed 4/24/13 144 days 5% 170 SWRO UNIT #1 Fri 10/5/12 Wed 4/3/13 129 days 4% 171 MECHANICAL INSTALLATION SWRO #1 Fri 10/5/12 Tue 1/29/13 30 days 10% 172 ELECTRICAL INSTALLATION SWRO #1 Fri 1/25/13 Fri 3/8/13 30 days 0% 173 START-UP AND COMMISSIONING SWRO #1 Thu 3/21/13 Wed 4/3/13 10 days 0% 10 174 SWRO UNIT #2 Fri 10/26/12 Wed 4/10/13 119 days 5% 175 MECHANICAL INSTALLATION SWRO #2 Fri 10/26/12 Thu 2/14/13 30 days 10% 176 ELECTRICAL INSTALLATION SWRO #2 Fri 1/25/13 Fri 3/8/13 30 days 0% 177 START-UP AND COMMISSIONING SWRO #2 Thu 4/4/13 Wed 4/10/13 5 days 0% 0 178 SWRO UNIT #3 Wed 12/19/12 Wed 4/17/13 86 days 5% 179 MECHANICAL INSTALLATION SWRO #3 Wed 12/19/12 Mon 3/4/13 30 days 10% 180 ELECTRICAL INSTALLATION SWRO #3 Fri 1/25/13 Fri 3/8/13 30 days 0% 181 START-UP AND COMMISSIONING UNIT #3 Thu 4/11/13 Wed 4/17/13 5 days 0% 0 182 SWRO UNIT #4 Wed 1/9/13 Wed 4/24/13 76 days 5% 183 MECHANICAL INSTALLATION SWRO UNIT #4 Wed 1/9/13 Wed 3/20/13 30 days 10% 184 ELECTRICAL INSTALLATION SWRO UNIT #4 Fri 1/25/13 Fri 3/8/13 30 days 0% 185 START-UP AND COMMISSIONING SWRO #4 Thu 4/18/13 Wed 4/24/13 5 days 0% 186 WATER PRODUCTION DATES Wed 3/20/13 Wed 4/24/13 25 days 0% 187 PHASE I WATER Wed 3/20/13 Wed 3/20/13 0 days 0% 3/20/13 188 PHASE II WATER Wed 4/24/13 Wed 4/24/13 0 days 0% Project: EXHIBIT D WASA PT FORTIN Date: Wed 1/9/13 Critical Progress Milestone Manual Task Task Summary Progress Duration-only Split Summary Manual Summary Rollup Task Progress Project Summary Manual Summary Critical External Tasks Start-only Critical Split External Milestone Finish-only Baseline Inactive Task Deadline Baseline Split Inactive Milestone Baseline Milestone Inactive Summary Page 3

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

THIRD AMENDMENT TO THE
WATER SALE AGREEMENT

Between

Seven Seas Water (Trinidad) Unlimited,
Seven Seas Water Corporation and its affiliates
members of the Seven Seas Water Group
“Supplier”

And

WATER & SEWERAGE AUTHORITY
“Client”

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

THIS THIRD AMENDMENT TO THE WATER SALE AGREEMENT (hereinafter, this “Third Amendment”) is entered into this 29th day of January 2014, (the “Third Amendment Effective Date”) by and between Seven Seas Water (Trinidad) Unlimited, Seven Seas Water Corporation and its affiliates - members of the Seven Seas Water Group (hereinafter called the “Supplier”) headquartered at 14400 Carlson Circle, Tampa, Florida, USA, and WATER & SEWERAGE AUTHORITY (hereinafter called the “Client”), located at Farm Road, Valsayn, Trinidad, WI.  Client and Supplier shall each hereinafter be referred to as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties entered into a water sale agreement on the 7th May 2010, (hereinafter the “WSA”) as amended by the first amendment to the WSA dated the 7th October 2010, (hereinafter the “First Amendment”) and as amended by the second amendment to the WSA dated 11th January 2013, (hereinafter the “Second Amendment”) in respect of the Supplier agreeing to sell and the Client agreeing to buy Product Water (the “Project”),

WHEREAS, the Client has been made aware during several meetings between the Parties, that there have been interruptions in the electrical power supply to the System, which have resulted in a loss of production of Product Water.

WHEREAS, the Parties have agreed that in the event there is an unavailability of power necessary to perform the Operations, which results in a decrease in the water production of Product Water, then the Supplier will use reasonable efforts to supply the Client with additional Product Water and to assist the Client in finding a solution to such interruption subject to the terms and conditions contained herein.

WHEREAS, the Parties now wish to amend the WSA in accordance with Section 26 of the WSA to give effect to the Parties’ intention.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and the monies to be paid hereunder, the receipt and sufficiency of which each of the Parties hereby irrevocably acknowledges, IT IS HEREBY AGREED as follows:

1.              DEFINTIONS AND INTERPRETATIONS

1.1                               Capitalized terms not defined in this Third Amendment shall have the same meaning as set out in the WSA, the First Amendment and the Second Amendment where applicable.

2.              AMENDMENT TO SECTION 3 - MINIMUM PURCHASE AND DELIVERY COMMITMENTS:

2.1                               Section 3.3 is herewith added to the WSA:

“3.3                         With effect from the Third Amendment Effective Date and in accordance with Section 5.2(a) below, in the event that through no act or omission of the Supplier, the unavailability of power necessary to perform the Operations results in a decrease in the amount of Product Water produced by the System or results in a shutdown of the System, and the Supplier exercises its rights under Section 5.2(a) to invoice the Client for the loss of water production in accordance with Section 5.2(a), the Client shall settle the invoice in accordance with Section 4.4.  Further, the Supplier will use all reasonable efforts to supply the Client with Product Water above the Guaranteed Minimum Purchase during the three months immediately following the billing period that included the amount for loss of water production caused by the unavailability of power, unless such period is otherwise agreed to by the Parties in writing on a case

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.

by case basis to make up to the Client the volume of Product Water invoiced for, but not supplied, as a result of the unavailability of power.”

3.              FINAL PROVISION

3.1                               Save as amended in the manner hereinbefore stated, all other terms and conditions of the WSA, the First Amendment and the Second Amendment continue to apply without any amendments and govern this Third Amendment, and the WSA, the First Amendment and the Second Amendment shall remain in full force and effect and shall be read and construed together with this Third Amendment in the same manner as if the amendments made herein were originally contained in the WSA.

IN WITNESS WHEREOF, the Parties hereto have executed this Third Amendment by their duly authorized representatives, as of the Second Amendment Effective Date.

SEVEN SEAS WATER (TRINIDAD)
UNLIMITED

By:	/s/John F. Curtis
Name:	JOHN CURTIS
Title:	DIRECTOR

WITNESS

WATER & SEWERAGE AUTHORITY

Name	/s/Gerard Yorke	Name:	/s/Dion Abdool

Title:	CHIEF EXECUTIVE OFFICER	Title:	CORPORATE SECRETARY

[Illegible]		[Illegible]
WITNESS		WITNESS

Portions of this exhibit have been omitted and filed separately with the SEC pursuant to a confidential treatment request and are indicated by ***.